DEAN WITTER RETIREMENT SERIES  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                               10048
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997

DEAR SHAREHOLDER:

Despite continued volatility, the six-month period ended January 31, 1997, was an impressive period for the stock market, with the Dow Jones Industrial Average
(DJIA) surpassing the 6800 mark. The Standard & Poor's 500 Composite Stock Index (S&P 500) was also strong, advancing 24.16 percent. Large-capitalization stocks outperformed small-cap stocks by a wide margin, with the Russell 2000 Index trailing larger-cap indexes with a 17.97 percent gain in the period.

Interest rates on intermediate-term U.S. Treasury securities were highly volatile during the period under review. In early 1996, interest rates rose as economic data supported a perception that the economy had begun to accelerate. Fueled by consumer demand and reinvigorated by low mortgage rates, rebates and various incentives from auto dealers, retail sales and housing starts soared. Declining inventories, combined with strong employment data, caused considerable consternation about a quickly rebounding economy and a possible inflation surge. By September, however, evidence of a moderating economy and a perception that the Federal Reserve Board would not take immediate action to slow it up, enabled interest rates to decline rather sharply and quickly. This sentiment was short-lived as the economy again displayed signs of strength in December, resulting in sharply rising interest rates.

LIQUID ASSET SERIES

As of January 31, 1997, the Liquid Asset Series had assets of approximately $20 million, with an average maturity of 27 days. The Series' annualized net yield for the most recent six-month fiscal period was 4.48 percent, and its annualized yield for January was 4.11 percent.

On January 31, 1997, approximately 83 percent of the Liquid Asset Series consisted of high-quality commercial paper, with 6 percent invested in bankers' acceptances issued by major, financially strong commercial banks, with the remaining 11 percent invested in federal agency obligations. More than 93 percent of the Series' assets were due to mature in less than three months.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straight-forward, conservative style without "structured notes" or derivatives which could fluctuate excessively when interest rates change.

At this time we anticipate a moderate pace for economic activity during the first half of 1997, with no major adverse surprises in the rate of inflation. Investment yields available in the money market during the next six months are not expected to differ significantly from those available during the previous six months.

U.S. GOVERNMENT MONEY MARKET SERIES

As of January 31, 1997, the U.S. Government Money Market Series had assets of approximately $7 million, with an average maturity of 32 days. The Series' annualized net yield for the most recent six-month fiscal period was 4.32 percent, and its annualized yield for January was 4.34 percent.

On January 31, 1997, approximately 97 percent of the U.S. Government Money Market Series consisted of federal agency obligations, with the remaining 3 percent invested in U.S. Treasury bills. More than 91 percent of the Series' assets were due to mature in less than three months.

The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straight-forward, conservative style without "structured notes" or derivatives which could fluctuate excessively when interest rates change.

At this time we anticipate a moderate pace for economic activity during the first half of 1997, with no major adverse surprises in the rate of inflation. Investment yields available in the money market during the next six months are not expected to differ significantly from those available during the previous six months.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

U.S. GOVERNMENT SECURITIES SERIES

For the six months ended January 31, 1997, the U.S. Government Securities Series produced a total return of 4.68 percent compared to 4.41 percent for the Lipper General U.S. Government Securities Funds Average. The Series' performance for the six-month period was reflective of the volatile interest-rate environment.

On January 31, 1997, the Series' net assets exceeded $10 million. The Series' portfolio continues to be well diversified, with approximately 73 percent of the portfolio invested in Government National Mortgage Association mortgage-backed securities (GNMAs), 20 percent in U.S. Treasury securities and 7 percent in zero-coupon U.S. Treasuries. On January 31, 1997, the Series' average maturity and average duration (a measure of the portfolio's sensitivity to changes in interest rates) were approximately 8.8 years and 5.5 years, respectively.

Going forward, we believe that GNMAs continue to offer significant longer-term value and, in the current investment environment, provide not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for greater total return.

INTERMEDIATE INCOME SERIES

For the six-month period ended January 31, 1997, the Intermediate Income Series produced a total return of 4.06 percent, compared to 4.69 percent for the Lipper Intermediate Investment Grade Debt Average and 4.36 percent for the Lehman Intermediate Government Corporate Bond Index. (The Lehman Index tracks both U.S. government securities and corporate bonds with maturities of one to ten years.)

The Series underperformed its benchmarks because of its somewhat greater commitment to U.S. Treasury securities during much of the six months, which dramatically underperformed corporates, and its periodic holdings in money market securities. Performance was further constrained by sizable cash flows into the portfolio toward the end of October, as well as by flows out of the portfolio in early January.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

At the time of the receipt of the cash from new subscriptions, intermediate interest rates had already fallen by 30 to 35 basis points from the July 31 levels. Most of these funds were invested immediately in U.S. Treasuries with maturities between four and seven years and in ten-year corporates. With cash reserves at 10 percent of portfolio assets on October 31 and the market's sentiment still positive, an additional investment was made in five- and seven-year corporates. At the time of share redemptions in early January, interest rates were slightly higher than those at the time of the earlier purchases. In anticipation of future large cash swings, cash reserves were maintained at more than 5 percent of the portfolio's investable assets.

During the last six months, the Series' assets grew by more than 10 percent. With its assets continuing to grow, the Series has worked toward a goal of greater diversification into corporate securities. On January 31, 1997, 39 percent of the Series' investable assets were concentrated in corporates, up from just above 28 percent six months ago.

On January 31, 1997, the average maturity, including temporary reserves, was 5.5 years and the average duration was 4.29 years. The average quality rating was AA3.

AMERICAN VALUE SERIES

For the six-month period ended January 31, 1997, the American Value Series produced a total return of 22.41 percent compared to 21.01 percent for the Lipper Growth Funds Average and 24.16 percent for the S&P 500. Through much of the period, the Series took a defensive posture in an effort to preserve capital, resulting in the Series' underperformance relative to the broad market.

The Series was positioned for slow economic growth through much of the period, remaining equally weighted between steady growth stocks and cyclical ones. However, during the spring and summer many economic indicators led us to believe that corporate earnings would be flat to down for 1996. Economic growth began to decelerate while wage

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

growth began to accelerate and raw material prices for energy and grain rose. Thus, in midsummer we took, as it turned out, an overly defensive position with the portfolio.

By fall it became apparent that productivity gains would enable earnings to be respectable even in a slowing economic environment. As a result we have moved away from a defensive posture and gone back to overweighting those sectors of the market that should achieve relative earnings outperformance in a moderately accelerating economy, based upon both near-term considerations and long-term secular trends. The first of these sectors is technology, which currently represents 22 percent of the portfolio. The developed and emerging markets are investing heavily in technology for basic phone and wireless service and computing capacity in order to compete globally. Our technology holdings are concentrated in the PC-related and semiconductor-related industries. Individual stock holdings include Intel Corp., Microsoft Corp., Seagate Technology, Inc. and Dell Computer Corp.

The second emphasis relates to the aging baby boomers and their new focus on saving for retirement, which should benefit the brokerage, life insurance and banking industries. Holdings include SunAmerica Inc., a leader in annuities, and, increasingly, banks like NationsBank Corp. that are building up their asset management businesses and Citicorp, with its major global presence. Health-care industries such as drugs, biotechnology and medical devices are also beneficiaries of the aging of the baby boom generation. Holdings here include Lilly (Eli) & Co., Centocor, Inc. and Guidant Corp.

Finally, earnings in industries that export goods to developing markets should benefit from expected continued strong economic growth in those regions. Primary industry beneficiaries include aerospace, oil equipment, agriculture related and consumer goods. Examples include Boeing Co. (aerospace), Schlumberger, Ltd. (oil-well equipment), Monsanto Co. (agriculture) and Avon Products, Inc. (consumer goods).

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

Energy is slightly underweighted in this portfolio relative to the market, with a concentration on drilling and oil service stocks. Positions began to be built in the first quarter when it became clear that oil and gas companies were entering a new phase of capital spending that would remain unabated in 1997, even if oil prices went to $19 to $20 per barrel. Again, volume growth should remain resilient, boosted by accelerating demand from developing countries undergoing industrialization and an upgrading of their national standards of living.

Looking ahead, we expect the world economy to continue to experience moderate growth in 1997. Modest earnings growth of 8 percent or so and relatively stable inflation should continue to drive the markets higher. We will continue to focus the Series on the sectors expected to have relative earnings outperformance, such as the technology, interest-sensitive, health-care and export-related industries.

CAPITAL GROWTH SERIES

For the six months ended January 31, 1997, the Capital Growth Series produced a total return of 18.36 percent, compared to 21.01 percent for the Lipper Growth Funds Average and 24.16 percent for the S&P 500. With the Series' transformation into a more classic type of growth fund, it was penalized as growth stocks fell out of favor during the fourth calendar quarter of 1996, when concerns regarding third-quarter earnings, the national election, and the 1997 economy all combined to weigh heavily on growth-related issues. This period had a dampening effect upon overall first half performance.

During the fourth quarter of 1996 the Capital Growth Series' screens were relaxed in order to provide a larger universe from which to pick stocks for the Series. The screens now state that companies must have: 1) rising revenues and earnings in five out of the last eight years; 2) up revenues and earnings in the last three years consecutively; and 3) anticipated future short- and long-term revenue and earnings growth of at least twelve percent. The Series is now managed on a much more active basis, it is more research-driven and is not run purely on a

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

quantitative basis. Companies purchased for the Series are selected based on prior strong track records, anticipated future revenue and earnings growth, and attractive valuations.

The Series' net assets, which totaled more than $2.6 million as of January 31, were spread among 59 stocks.

DIVIDEND GROWTH SERIES

For the six-month period ended January 31, 1997, the Dividend Growth Series produced a total return of 18.70 percent, compared to 20.51 percent for the Lipper Growth and Income Funds Average and 24.16 percent for the S&P 500.

As of January 31, 1997 net assets of the Series totaled approximately $87 million and the Series owned thirty-eight equity issues spread among thirty different industry groups.

No new portfolio positions were established during the six-month period under review. However, a spinoff from Tenneco, Inc. resulted in the receipt of shares of Newport News Shipbuilding Inc. and El Paso Natural Gas Co. These shares were sold prior to the end of the period.

UTILITIES SERIES

For the six-month period ended January 31, 1997, the Utilities Series produced a total return of 11.19 percent compared to 13.15 percent for the Lipper Utilities Funds Average.

The Utilities Series seeks to provide above-average current income and long-term growth of capital by investing primarily in stocks and bonds of companies in the public utilities and related industries. On January 31, 1997, 91 percent of the Series' net assets were invested among the various sectors of the utilities spectrum. The Series equity holdings were allocated among electric utilities (42 percent), telecommunications (29 percent), natural gas (18 percent) and water (2 percent). Further diversification of the Series is provided by employing foreign securities that account for 4 percent of net assets and cash

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

equivalents account for 8 percent of net assets. Over the balance of fiscal 1997, the foreign securities allocation is expected to increase with a focus on telecommunications.

The Series remains well positioned and structured to participate in the opportunities that will continue to occur as restructuring, competition and broad-based deregulation progress throughout the sectors of the utilities industry.

VALUE-ADDED MARKET SERIES

For the six-month period ended January 31, 1997, the Value-Added Market Series produced a total return of 19.12 percent, compared to 20.51 percent for the Lipper Growth and Income Funds Average and 24.16 percent for the S&P 500.

The Series lagged the capitalization-weighted S&P 500 because, while the Series invests in substantially all the stocks of the S&P 500, it weights all the positions equally. Thus, the Series emphasizes smaller-to medium-cap companies that have historically outperformed the larger caps over long time periods. However, during the twelve-month period under review, the large-cap and technology stocks (both areas in which the Series is underweighted relative to the S&P 500) were market leaders.

Going forward, we believe that the tide may again turn in favor of smaller-cap companies, as many relative valuation measures, such as price-to-book, dividend yield and price-to-earnings, indicate that small-cap issues are undervalued compared to large caps. In addition, the expected continued strong dollar will reduce the relative earnings growth of large multinationals vis-a-vis small companies.

GLOBAL EQUITY SERIES

For the six-month period ended January 31, 1997, the Global Equity Series produced a total return of 8.11 percent, compared to 13.18 percent for the Lipper Global Funds Average and 10.33 percent for the Morgan Stanley Capital International World Index (MSCI World Index).

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

The investment climate for this six-month period provided a favorable backdrop for global equity market performance. Most world markets responded positively to the noninflationary growth environment and stable monetary policy by the world's central banks. The MSCI World Index return was buoyed by a continued strong performance by the U.S. equity market and powerful rallies in most European stock markets.

The Series' underperformance relative to the Index reflected its year-long overweighted position in Japanese equities. After years of subpar economic growth, a soaring uncompetitive currency and low business confidence, 1996 appeared to be a transition year for Japan. Investors embraced the depreciating yen, prospects for deregulation and a self-sustaining economic recovery. However, selling pressure built throughout the year as the Japanese economy slowed. The government lost credibility and the banks appeared more fragile. In this scenario, the Japanese market fell 22.3 percent during the period under review.

On a more positive note, the Hong Kong market raced ahead by 19.22 percent on the heels of a benign U.S. interest-rate picture, a firming property market and increased investor confidence related to a seamless transition back to mainland China's rule on July 1, 1997. Latin American markets likewise performed well, also benefiting from stable interest rates but more importantly as a result of a resumption of economic growth in the region. The Brazilian and Mexican markets rebounded 28.2 percent and 22.2 percent.

The Series remains broadly diversified by country and industry. At the period's end, the Series was invested in 30 countries. The target allocation for the Series is Europe--35 percent, the U.S.--25 percent, Japan--20 percent, emerging Asia--12.5 percent, Latin America--6.5 percent and other--1 percent. The core holdings include Cheung Kong Holdings Ltd. (Hong Kong, real estate), British Telecom (UK, telecommunications), Honda Motor Co. (Japan, automotive), YPF S.A. (Argentina, energy), Aegon NV (Netherlands, insurance) and Seagate Technology, Inc. (U.S., computer peripherals).

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

STRATEGIST SERIES

For the six-month period ended January 31, 1997, the Strategist Series posted a total return of 14.01 percent compared to 13.89 percent for the Lipper Flexible Portfolio Funds Average. As a flexible portfolio the Series combines stocks, bonds and cash in an effort to maximize total return and provide lower risk. During the past year we made just one major asset allocation shift. We decreased equities from approximately 80 percent to 50 percent of assets while we increased bonds, from 16 to 38 percent and cash, from 4 to 10 percent. This move was based on a combination of factors, including a deterioration in the number of companies able to exceed earnings growth expectations, as well as attractive competitive yields available in the bond market.

As 1996 drew to a close, the three variables that carry the greatest weight in terms of determining our overall allocation strategy continued to favor the overweighting of long-dated financial assets and the maintenance of low cash levels. Both inflation (which continued to surprise on the moderate side) and Federal Reserve policy (which continued neutral) failed to meet bearish expectations throughout the year. Of greater concern were developments in corporate earnings growth, which grew increasingly more inconsistent throughout 1996 and raised concerns over the long term sustainability of 15 percent-plus earnings growth forecasts.

The Series' equity portfolio holds sector overweights that we feel offer above-average earnings growth potential. Included among these are consumer cyclicals (especially growth retailers), consumer staples (particularly pharmaceuticals), aerospace and defense, technology and financials. At year-end our five largest equity positions were Intel Corp., Dell Computer Corp., PacifiCare Health Systems, Inc., American Express Co. and Honeywell, Inc.

The fixed-income portfolio is primarily invested in U.S. Treasury issues.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

                                                                ANNUALIZED
PRINCIPAL                                                        YIELD ON
AMOUNT IN                                                        DATE OF        MATURITY
THOUSANDS                                                        PURCHASE         DATE            VALUE
----------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (92.4%)
            AUTOMOTIVE - FINANCE (10.9%)
 $  800     Ford Motor Credit Co..............................    5.34%         02/19/97       $   797,876
  1,400     General Motors Acceptance Corp....................  5.40-5.41   02/14/97-03/11/97    1,395,806
                                                                                               -----------
                                                                                                 2,193,682
                                                                                               -----------
            BANK HOLDING COMPANIES (7.9%)
  1,000     PNC Funding Corp..................................     5.43         04/22/97           988,089
    600     U.S. Bancorp......................................     5.35         03/10/97           596,725
                                                                                               -----------
                                                                                                 1,584,814
                                                                                               -----------
            BANKS - COMMERCIAL (33.4%)
  1,350     ABN-AMRO North America Finance Corp...............     5.45         03/06/97         1,343,317
    300     Dresdner U.S. Finance Inc.........................     5.29         02/05/97           299,824
  1,300     Internationale Nederlanden (U.S.) Funding Corp....     5.34         02/07/97         1,298,847
  1,450     National Australia Funding (DE) Inc...............  5.40-5.60   02/12/97-02/28/97    1,445,779
  1,300     Toronto-Dominion Holdings USA Inc.................     5.41         05/02/97         1,282,710
  1,000     Westpac Capital Corp..............................     5.34         02/10/97           998,670
                                                                                               -----------
                                                                                                 6,669,147
                                                                                               -----------
            BROKERAGE (10.5%)
  1,100     Goldman Sachs Group L.P...........................  5.36-5.40   02/05/97-02/06/97    1,099,287
  1,000     Morgan Stanley Group, Inc.........................     5.32         02/18/97           997,497
                                                                                               -----------
                                                                                                 2,096,784
                                                                                               -----------
            FINANCE - CONSUMER (10.2%)
    470     American Express Credit Corp......................     5.35         03/24/97           466,471
  1,000     Beneficial Corp...................................     5.34         03/10/97           994,553
    575     Household Finance Corp............................     5.42         03/07/97           572,084
                                                                                               -----------
                                                                                                 2,033,108
                                                                                               -----------
            FINANCE - DIVERSIFIED (6.5%)
  1,300     General Electric Capital Corp.....................     5.36         02/10/97         1,298,268
                                                                                               -----------
            FOODS & BEVERAGES (6.5%)
  1,300     Heinz (H.J.) Co...................................     5.33         02/19/97         1,296,555
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                        YIELD ON
AMOUNT IN                                                        DATE OF        MATURITY
THOUSANDS                                                        PURCHASE         DATE            VALUE
----------------------------------------------------------------------------------------------------------
            INDUSTRIALS (6.5%)
 $1,300     Caterpillar Financial Services Corp...............    5.33%         02/10/97       $ 1,298,278
                                                                                               -----------

            TOTAL COMMERCIAL PAPER
            (AMORTIZED COST $18,470,636).....................................................   18,470,636
                                                                                               -----------

            U.S. GOVERNMENT AGENCY (11.9%)
  2,375     Federal Home Loan Mortgage Corp. (Amortized Cost
              $2,374,277).....................................     5.48         02/03/97         2,374,277
                                                                                               -----------

            BANKERS' ACCEPTANCES (6.8%)
    176     First National Bank of Boston.....................     5.53         07/09/97           171,712
  1,188     Mellon Bank, N.A..................................     5.39         03/03/97         1,182,972
                                                                                               -----------

            TOTAL BANKERS' ACCEPTANCES
            (AMORTIZED COST $1,354,684)......................................................    1,354,684
                                                                                               -----------

TOTAL INVESTMENTS
(AMORTIZED COST $22,199,597) (a)..................................................   111.1%     22,199,597

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS....................................   (11.1)     (2,215,085)
                                                                                    --------   -----------

NET ASSETS........................................................................   100.0%    $19,984,512
                                                                                    --------   -----------
                                                                                    --------   -----------

---------------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

                                                   ANNUALIZED
 PRINCIPAL                                          YIELD ON
 AMOUNT IN                                           DATE OF            MATURITY
 THOUSANDS                                          PURCHASE              DATE               VALUE
------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCIES (97.2%)
 $   2,625   Federal Farm Credit Bank..........    5.24-5.36%       02/06/97-05/07/97    $   2,611,748
     1,670   Federal Home Loan Banks...........     5.25-5.43       02/04/97-03/20/97        1,663,571
     1,825   Federal Home Loan Mortgage
               Corp............................     5.26-5.48       02/03/97-02/19/97        1,823,055
     1,100   Student Loan Marketing
               Association.....................     5.27-5.28       03/13/97-03/21/97        1,092,786
                                                                                         -------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $7,191,160)...............................................      7,191,160
                                                                                         -------------

             U.S. GOVERNMENT OBLIGATION (2.6%)
       200   U.S. Treasury Bill
               (Amortized Cost $195,021).......       5.40              07/24/97               195,021
                                                                                         -------------

TOTAL INVESTMENTS
(AMORTIZED COST $7,386,181) (a)...............................................    99.8%      7,386,181

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES................................     0.2          11,690
                                                                                --------   -----------

NET ASSETS....................................................................   100.0%    $ 7,397,871
                                                                                --------   -----------
                                                                                --------   -----------

---------------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                            COUPON          MATURITY
 THOUSANDS                                             RATE             DATE               VALUE
-----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (99.8%)
             Government National Mortgage Assoc. I
               (63.4%)
 $   2,795     ...................................      7.00 %    06/15/23-11/15/25    $    2,736,898
     3,849     ...................................      7.50      01/15/24-01/15/27         3,856,985
                                                                                       --------------
                                                                                            6,593,883
                                                                                       --------------
       996   Government National
               Mortgage Assoc. II (9.4%) .........      7.00          03/20/26                972,179
                                                                                       --------------
             U.S. Treasury Notes (19.9%)
       800     ...................................      6.375         09/30/01                803,440
       300     ...................................      6.125         12/31/01                298,227
     1,000     ...................................      5.875         02/15/04                970,610
                                                                                       --------------
                                                                                            2,072,277
                                                                                       --------------
       800   U.S. Treasury Principal Strips
               (7.1%) ............................      0.00          08/15/98                732,616
                                                                                       --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $10,427,490) (a)............................................    99.8%     10,370,955

CASH AND OTHER ASSETS IN EXCESS OF LIABILITES................................     0.2          23,207
                                                                               --------   -----------

NET ASSETS...................................................................   100.0%    $10,394,162
                                                                               --------   -----------
                                                                               --------   -----------

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $79,434 and the aggregate gross unrealized depreciation is $135,969, resulting in net unrealized depreciation of $56,535.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

  PRINCIPAL
  AMOUNT IN                                                        COUPON     MATURITY
  THOUSANDS                                                         RATE        DATE         VALUE
------------------------------------------------------------------------------------------------------
               CORPORATE BONDS (39.0%)
               AUTOMOBILE - RENTALS (2.1%)
  $     100    Hertz Corp.......................................      6.00 %   01/15/03  $      95,829
                                                                                         -------------
               AUTOMOTIVE (0.4%)
         20    Chrysler Corp....................................     10.40     08/01/99         20,391
                                                                                         -------------
               AUTOMOTIVE - FINANCE (0.6%)
         25    General Motors Acceptance Corp...................      8.40     10/15/99         26,232
                                                                                         -------------
               BANKS (8.1%)
        150    ABN-AMRO Bank NV (Netherlands)...................      6.625    10/31/01        149,880
        100    BankAmerica Corp.................................      6.20     02/15/06         94,046
        100    Santander Financial Issuances (Cayman Islands)...      7.75     05/15/05        103,726
         25    Star Bank N.A....................................      6.375    03/01/04         24,082
                                                                                         -------------
                                                                                               371,734
                                                                                         -------------
               BROKERAGE (2.2%)
        100    Bear Stearns Companies, Inc......................      6.75     08/15/00        100,469
                                                                                         -------------
               FINANCIAL (5.4%)
        250    CIT Group Holdings Inc...........................      6.25     11/22/01        245,457
                                                                                         -------------
               FOREIGN GOVERNMENT (3.2%)
         50    Republic of Indonesia............................      7.75     08/01/06         50,721
        100    State of Israel..................................      6.375    12/15/05         94,476
                                                                                         -------------
                                                                                               145,197
                                                                                         -------------
               HEALTHCARE (0.5%)
         25    Columbia/HCA Healthcare Corp.....................      6.87     09/15/03         25,088
                                                                                         -------------
               INDUSTRIALS (7.5%)
        250    Comdisco, Inc....................................      6.375    11/30/01        246,383
        100    Millennium America Inc...........................      7.00     11/15/06         97,476
                                                                                         -------------
                                                                                               343,859
                                                                                         -------------
               MANUFACTURING (1.0%)
         50    Reebok International Ltd. (United Kingdom).......      6.75     09/15/05         47,664
                                                                                         -------------
               NATURAL GAS (5.4%)
        250    El Paso Natural Gas Co...........................      6.75     11/15/03        247,528
                                                                                         -------------
               PAPER & FOREST PRODUCTS (2.1%)
        100    Noranda Forest, Inc. (Canada)....................      6.875    11/15/05         97,488
                                                                                         -------------
               TEXTILES (0.5%)
         25    Burlington Industries, Inc.......................      7.25     09/15/05         24,553
                                                                                         -------------

               TOTAL CORPORATE BONDS
               (IDENTIFIED COST $1,807,051)............................................      1,791,489
                                                                                         -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  PRINCIPAL
  AMOUNT IN                                                        COUPON     MATURITY
  THOUSANDS                                                         RATE        DATE         VALUE
------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS (53.1%)
  $     400    U.S. Treasury Note...............................      6.75 %   06/30/99  $     406,612
        600    U.S. Treasury Note...............................      5.75     10/31/00        591,504
        100    U.S. Treasury Note...............................      6.375    09/30/01        100,430
        650    U.S. Treasury Note...............................      6.25     02/15/03        647,134
        650    U.S. Treasury Note...............................      7.50     02/15/05        691,690
                                                                                         -------------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
               (IDENTIFIED COST $2,461,957)............................................      2,437,370

               SHORT-TERM INVESTMENT (a) (5.5%)
               U.S. GOVERNMENT AGENCY
        250    Federal Home Loan Mortgage Corp. (Amortized Cost
                 $249,924)......................................      5.48     02/03/97        249,924
                                                                                         -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,518,932) (B)..............................................    97.6%      4,478,783

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES................................     2.4         111,906
                                                                                --------   -----------

NET ASSETS....................................................................   100.0%    $ 4,590,689
                                                                                --------   -----------
                                                                                --------   -----------

---------------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,739 and the aggregate gross unrealized depreciation is $46,888, resulting in net unrealized depreciation of $40,149.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             COMMON STOCKS (98.6%)
             AGRICULTURE RELATED (4.5%)
     7,000   Dekalb Genetics Corp. (Class B).......  $      442,750
     6,000   Delta & Pine Land Co..................         224,250
    12,000   Monsanto Co...........................         454,500
     5,700   Pioneer Hi-Bred International, Inc....         384,036
     3,000   Potash Corp. of Saskatchewan, Inc.
               (Canada)............................         252,375
     5,000   Tyson Foods, Inc. (Class A)...........         169,375
                                                     --------------
                                                          1,927,286
                                                     --------------
             APPAREL & FOOTWEAR (0.3%)
     4,000   Jones Apparel Group, Inc.*............         137,000
                                                     --------------
             AUTO RELATED (1.0%)
     7,000   General Motors Corp...................         413,000
                                                     --------------
             BANKS (7.3%)
     7,500   Banc One Corp.........................         340,312
     4,000   Bank of Boston Corp...................         285,000
     4,000   BankAmerica Corp......................         446,500
     4,400   Chase Manhattan Corp..................         407,000
     4,500   Citicorp..............................         523,687
     3,500   First Chicago NBD Corp................         199,937
     5,000   Mellon Bank Corp......................         373,125
     3,900   NationsBank Corp......................         421,200
     3,300   Washington Mutual, Inc................         179,025
                                                     --------------
                                                          3,175,786
                                                     --------------
             BASIC CYCLICALS (2.9%)
     3,000   Crown Cork & Seal Co., Inc............         172,500
     4,000   Du Pont (E.I.) de Nemours & Co.,
               Inc.................................         438,500
     2,000   Fuller (H.B.) Co......................          99,500
    10,000   RMI Titanium Co.*.....................         253,750
    10,000   Titanium Metals Corp.*................         290,000
                                                     --------------
                                                          1,254,250
                                                     --------------
             BIOTECHNOLOGY (5.9%)
    16,000   Alkermes, Inc.*.......................         366,000
     8,200   Biochem Pharma, Inc.*.................         460,225
     5,000   Biogen, Inc.*.........................         233,750
    13,900   Centocor, Inc.*.......................         529,937
       700   IDEC Pharmaceuticals Corp.*...........          16,187
     6,500   Ligand Pharmaceuticals, Inc. (Class
               B)*.................................          90,187
    15,000   Pharmaceutical Product Development,
               Inc.*...............................         427,500
     8,500   Vertex Pharmaceuticals, Inc.*.........         416,500
                                                     --------------
                                                          2,540,286
                                                     --------------

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             CAPITAL GOODS (4.7%)
     4,500   Boeing Co.............................  $      482,062
     3,000   General Electric Co...................         309,000
     6,000   Honeywell, Inc........................         432,750
     3,000   Rockwell International Corp...........         197,250
     5,000   Sundstrand Corp.......................         214,375
     5,500   United Technologies Corp..............         383,625
                                                     --------------
                                                          2,019,062
                                                     --------------
             COMMUNICATIONS EQUIPMENT (6.8%)
     5,100   3Com Corp.*...........................         341,700
     2,000   Adtran Inc.*..........................          85,500
       600   Advanced Fibre Communications,
               Inc.*...............................          28,800
     6,600   Andrew Corp.*.........................         377,850
     3,000   Ascend Communications, Inc.*..........         208,500
     6,000   Cisco Systems, Inc.*..................         417,750
    12,000   Ericsson (L.M.) Telephone Co. AB (ADR)
               (Sweden)............................         403,500
     5,000   Lucent Technologies, Inc..............         271,250
    10,000   Pairgain Technologies, Inc.*..........         408,750
     5,000   Tellabs, Inc.*........................         205,625
     3,000   U.S. Robotics Corp.*..................         205,500
                                                     --------------
                                                          2,954,725
                                                     --------------
             COMPUTER EQUIPMENT (5.3%)
     7,000   Dell Computer Corp.*..................         462,875
    13,300   EMC Corp.*............................         503,737
    10,000   Quantum Corp.*........................         380,000
    10,000   Seagate Technology, Inc.*.............         515,000
     6,000   Western Digital Corp.*................         435,000
                                                     --------------
                                                          2,296,612
                                                     --------------
             COMPUTER SERVICES (0.4%)
     6,000   Keane, Inc.*..........................         186,750
                                                     --------------
             COMPUTER SOFTWARE (3.9%)
     4,000   BMC Software, Inc.*...................         173,000
     7,500   Microsoft Corp.*......................         764,062
     8,200   Peoplesoft, Inc.*.....................         440,750
     3,900   Rational Software Corp.*..............          97,988
     4,000   Remedy Corp.*.........................         194,000
     1,400   Select Software Tools Ltd. (ADR)
               (United Kingdom)*...................          22,225
                                                     --------------
                                                          1,692,025
                                                     --------------
             CONSTRUCTION (1.0%)
    10,700   American Standard Co., Inc.*..........         434,688
                                                     --------------
             CONSUMER - NONCYCLICAL (3.3%)
     6,000   Avon Products, Inc....................         376,500
     1,500   Clorox Co.............................         177,938
     4,000   Colgate-Palmolive Co..................         387,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
     5,000   Panamerican Beverages, Inc. (Class A)
               (Mexico)............................  $      261,875
     2,000   Procter & Gamble Co...................         231,000
                                                     --------------
                                                          1,434,313
                                                     --------------
             CONSUMER BUSINESS SERVICES (1.3%)
     4,000   Diebold, Inc..........................         236,000
     4,600   National Education Corp.*.............          69,575
     8,200   Service Corp. International...........         237,800
                                                     --------------
                                                            543,375
                                                     --------------
             CONSUMER PRODUCTS (2.1%)
     5,000   CVS Corp..............................         216,250
     7,500   Kroger Co.*...........................         358,125
     7,000   Safeway, Inc.*........................         334,250
                                                     --------------
                                                            908,625
                                                     --------------
             DRUGS (3.8%)
     3,500   Bristol-Myers Squibb Co...............         444,500
     8,500   Dura Pharmaceuticals, Inc.*...........         357,000
     5,000   Lilly (Eli) & Co......................         435,625
     1,000   Medicis Pharmaceutical Corp. (Class
               A)*.................................          62,750
     4,000   Warner-Lambert Co.....................         322,000
                                                     --------------
                                                          1,621,875
                                                     --------------
             ENERGY (8.0%)
     3,000   Apache Corp...........................         115,125
     9,000   Baker Hughes, Inc.....................         351,000
     3,000   BJ Services Co.*......................         138,750
     5,800   Diamond Offshore Drilling, Inc.*......         383,525
    10,000   Global Marine Inc.*...................         223,750
     5,600   Louisiana Land & Exploration Co.......         315,000
     7,000   Marine Drilling Company, Inc.*........         115,500
     8,500   Reading & Bates Corp.*................         247,563
     6,000   Schlumberger, Ltd.....................         666,750
     6,000   Smith International, Inc.*............         273,000
     6,000   Unocal Corp...........................         252,750
     5,700   Western Atlas, Inc.*..................         386,888
                                                     --------------
                                                          3,469,601
                                                     --------------
             ENTERTAINMENT/GAMING & LODGING (1.6%)
     6,000   International Game Technology.........         106,500
     8,000   MGM Grand, Inc.*......................         315,000
    10,000   Mirage Resorts, Inc.*.................         251,250
                                                     --------------
                                                            672,750
                                                     --------------
             FINANCIAL - MISCELLANEOUS (9.4%)
     8,100   Alex Brown Inc........................         429,300
     7,000   American Express Co...................         436,625
     5,400   Crescent Real Estate Equities, Inc....         289,575

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
    11,300   Edwards (A.G.), Inc...................  $      382,788
     6,800   Federal Home Loan Mortgage Corp.......         205,700
       800   Infinity Financial Technology,
               Inc.*...............................          16,400
     9,000   Lehman Brothers Holdings, Inc.........         284,625
    10,000   MBNA Corp.............................         345,000
     4,500   Merrill Lynch & Co., Inc..............         379,125
     5,500   Morgan Stanley Group, Inc.............         314,188
    11,900   Paine Webber Group, Inc...............         415,013
     4,000   PMI Group Inc.........................         209,000
     6,800   Reliastar Financial Corp..............         377,400
                                                     --------------
                                                          4,084,739
                                                     --------------
             HEALTHCARE PRODUCTS & SERVICES (1.6%)
    15,000   Health Management Associates, Inc.
               (Class A)*..........................         414,375
     6,000   Healthsouth Corp.*....................         261,750
                                                     --------------
                                                            676,125
                                                     --------------
             INSURANCE (3.7%)
     5,000   Allstate Corp.........................         328,750
     8,868   Conseco, Inc..........................         651,798
     4,000   Exel Ltd. (Bermuda)...................         169,500
     9,700   SunAmerica, Inc.......................         447,413
                                                     --------------
                                                          1,597,461
                                                     --------------
             INTERNET (0.8%)
     9,860   America Online, Inc.*.................         357,688
                                                     --------------
             MEDIA GROUP (1.4%)
     5,600   Clear Channel Communications, Inc.*...         238,700
     9,000   Evergreen Media Corp. (Class A)*......         279,000
     1,900   Univision Communications Inc. (Class
               A)*.................................          68,400
                                                     --------------
                                                            586,100
                                                     --------------
             MEDICAL SUPPLIES (2.0%)
     5,600   Boston Scientific Corp.*..............         382,200
     4,000   Guidant Corp..........................         223,000
     4,000   Medtronic, Inc........................         274,000
                                                     --------------
                                                            879,200
                                                     --------------
             RESTAURANTS (1.0%)
     7,000   Boston Chicken, Inc.*.................         240,625
     6,000   Starbucks Corp.*......................         204,750
                                                     --------------
                                                            445,375
                                                     --------------
             RETAIL (2.6%)
    10,500   Costco Companies, Inc.*...............         278,250
     8,400   Dayton-Hudson Corp....................         316,050

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
     4,000   Kohl's Corp.*.........................  $      155,500
     3,600   Proffitt's, Inc.*.....................         129,600
     4,000   Tiffany & Co..........................         149,000
     3,000   Williams-Sonoma Inc.*.................          94,500
                                                     --------------
                                                          1,122,900
                                                     --------------
             SEMICONDUCTORS (11.1%)
    12,000   Altera Corp.*.........................         516,000
    13,333   Analog Devices, Inc.*.................         385,000
     8,000   Applied Materials, Inc.*..............         395,000
    10,000   Atmel Corp.*..........................         462,500
     3,000   Intel Corp............................         486,375
    10,000   KLA Instruments Corp.*................         426,250
     8,200   Maxim Integrated Products, Inc.*......         460,225
     4,500   Microchip Technology, Inc.*...........         171,000
     5,000   Novellus Systems, Inc.*...............         395,000
     8,000   Tencor Instruments*...................         326,000
     5,500   Texas Instruments Inc.................         431,063
     6,000   Vitesse Semiconductor Corp.*..........         327,000
                                                     --------------
                                                          4,781,413
                                                     --------------
             TRANSPORTATION (0.9%)
    10,500   OMI Corp.*............................         110,250
     3,000   PACCAR Inc............................         195,750
     3,000   Teekay Shipping Corp..................          95,627
                                                     --------------
                                                            401,627
                                                     --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $35,988,315).........      42,614,637
                                                     --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (2.9%)
             U.S. GOVERNMENT AGENCY
 $   1,250   Federal Home Loan Mortgage Corp. 5.48%
               due 02/03/97 (Amortized Cost
               $1,249,619).........................  $    1,249,619
                                                     --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $37,237,934)
(B)..........................      101.5%   43,864,256

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS.............       (1.5)     (629,479)
                                   -----   -----------

NET ASSETS...................      100.0%  $43,234,777
                                   -----   -----------
                                   -----   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,102,257 and the aggregate gross unrealized depreciation is $475,935, resulting in net unrealized appreciation of $6,626,322.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

  NUMBER OF
   SHARES                                                    VALUE
----------------------------------------------------------------------
               COMMON STOCKS (89.8%)
               ADVERTISING (0.8%)
        450    Interpublic Group of Companies, Inc.....  $      22,219
                                                         -------------
               APPAREL (0.7%)
        350    Cintas Corp.............................         19,950
                                                         -------------
               AUTO TRUCKS & PARTS (2.1%)
      2,700    Miller Industries, Inc.*................         54,675
                                                         -------------
               BANKING (5.2%)
        450    Fifth Third Bancorp.....................         34,819
        600    State Street Boston Corp................         43,875
      1,100    Washington Mutual, Inc..................         59,675
                                                         -------------
                                                               138,369
                                                         -------------
               CHEMICALS - SPECIALTY (1.1%)
        950    Sigma-Aldrich Corp......................         30,163
                                                         -------------
               COMMERCIAL SERVICES (1.7%)
      1,700    Affiliated Computer Services, Inc.*.....         44,200
                                                         -------------
               COMMUNICATIONS - EQUIPMENT & SOFTWARE (4.5%)
        250    3Com Corp.*.............................         16,750
        400    Cabletron Systems, Inc.*................         13,900
        700    Cisco Systems, Inc.*....................         48,737
      1,000    Tellabs, Inc.*..........................         41,125
                                                         -------------
                                                               120,512
                                                         -------------
               COMPUTER SERVICES (1.7%)
      1,300    Sterling Commerce, Inc.*................         44,037
                                                         -------------
               COMPUTER SOFTWARE (6.6%)
      1,400    Adaptec, Inc.*..........................         60,900
        600    Microsoft Corp.*........................         61,125
        900    Parametric Technology Corp.*............         51,975
                                                         -------------
                                                               174,000
                                                         -------------
               COMPUTERS - SYSTEMS (3.3%)
        400    COMPAQ Computer Corp.*..................         34,750
      1,400    EMC Corp.*..............................         53,025
                                                         -------------
                                                                87,775
                                                         -------------
               CONSUMER BUSINESS SERVICES (2.3%)
      1,250    Service Corp. International.............         36,250
        700    Stewart Enterprises, Inc. (Class A).....         24,675
                                                         -------------
                                                                60,925
                                                         -------------
               DRUGS & HEALTHCARE (1.5%)
        750    Abbott Laboratories.....................         40,781
                                                         -------------

  NUMBER OF
   SHARES                                                    VALUE
----------------------------------------------------------------------
               ELECTRONICS (3.6%)
        600    Dionex Corp.*...........................  $      24,300
        650    Harman International Industries, Inc....         30,144
        900    Jabil Circuit, Inc.*....................         42,075
                                                         -------------
                                                                96,519
                                                         -------------
               ELECTRONICS - INSTRUMENTATION (1.8%)
        900    Hewlett-Packard Co......................         47,362
                                                         -------------
               ELECTRONICS - SEMICONDUCTORS/COMPONENTS (4.0%)
        300    Analog Devices, Inc.....................          8,662
        900    Atmel Corp.*............................         41,625
        350    Intel Corp..............................         56,744
                                                         -------------
                                                               107,031
                                                         -------------
               FINANCIAL - MISCELLANEOUS (11.9%)
      1,200    Federal National Mortgage Assoc.........         47,400
      1,100    Green Tree Financial Corp...............         42,762
        500    Household International, Inc............         49,562
      1,600    MBNA Corp...............................         55,200
        700    MGIC Investment Corp....................         51,625
        950    Primark Corp.*..........................         26,600
        950    SunAmerica, Inc.........................         43,819
                                                         -------------
                                                               316,968
                                                         -------------
               HEALTHCARE - DIVERSIFIED (3.6%)
        900    United Healthcare Corp..................         43,875
      1,800    Universal Health Services, Inc. (Class
                 B)*...................................         52,200
                                                         -------------
                                                                96,075
                                                         -------------
               HOME ENTERTAINMENT (1.3%)
      1,100    Electronic Arts, Inc.*..................         34,925
                                                         -------------
               HOTELS/MOTELS (1.7%)
        650    HFS Inc.*...............................         45,500
                                                         -------------
               HOUSEHOLD FURNISHINGS & APPLIANCES (0.5%)
        300    Ethan Allen Interiors, Inc..............         13,162
                                                         -------------
               MEDIA (1.9%)
      1,200    Clear Channel Communications, Inc.*.....         51,150
                                                         -------------
               MEDICAL PRODUCTS & SUPPLIES (2.2%)
        450    Boston Scientific Corp.*................         30,712
        400    Medtronic, Inc..........................         27,400
                                                         -------------
                                                                58,112
                                                         -------------
               MULTI-LINE INSURANCE (1.6%)
        350    American International Group, Inc.......         42,394
                                                         -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                    VALUE
----------------------------------------------------------------------
               OIL DRILLING & SERVICES (6.3%)
        900    ENSCO International, Inc.*..............  $      49,612
      2,400    Pride Petroleum Services, Inc.*.........         53,400
      1,200    Tidewater, Inc..........................         56,400
        350    Varco International, Inc.*..............          9,319
                                                         -------------
                                                               168,731
                                                         -------------
               PHARMACEUTICALS (1.3%)
        600    Johnson & Johnson.......................         34,575
                                                         -------------
               POLLUTION CONTROL (4.6%)
        400    Republic Industries, Inc.*..............         16,750
      1,300    United Waste Systems, Inc.*.............         48,588
      1,500    US Filter Corp.*........................         57,563
                                                         -------------
                                                               122,901
                                                         -------------
               RETAIL - DEPARTMENT STORES (1.8%)
      1,550    Dollar General Corp.....................         48,050
                                                         -------------
               RETAIL - DRUG STORES (1.7%)
      1,100    Walgreen Co.............................         45,238
                                                         -------------
               RETAIL - FOOD CHAINS (3.1%)
        400    Kroger Co.*.............................         19,100
      1,300    Safeway, Inc.*..........................         62,075
                                                         -------------
                                                                81,175
                                                         -------------
               RETAIL - SPECIALTY (3.6%)
      2,500    General Nutrition Companies, Inc.*......         44,688
      2,500    Staples, Inc.*..........................         51,250
                                                         -------------
                                                                95,938
                                                         -------------
               UTILITIES - ELECTRIC (1.8%)
        800    AES Corp.*..............................         47,500
                                                         -------------

               TOTAL COMMON STOCKS
               (IDENTIFIED COST $2,033,654)............      2,390,912
                                                         -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                  VALUE
----------------------------------------------------------------------
               SHORT-TERM INVESTMENT (a) (6.6%)
               U.S. GOVERNMENT AGENCY
  $     175    Federal Home Loan Mortgage Corp. 5.48%
                 due 02/03/97 (Amortized Cost
                 $174,947).............................  $     174,947
                                                         -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,208,601) (B)..............    96.4%      2,565,859

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES...................................     3.6          95,560
                                                --------   -----------

NET ASSETS....................................   100.0%    $ 2,661,419
                                                --------   -----------
                                                --------   -----------

---------------------
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $376,933 and the aggregate gross unrealized depreciation is $19,675, resulting in net unrealized appreciation of $357,258.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             COMMON STOCKS (98.6%)
             AEROSPACE (2.7%)
    51,000   Raytheon Co...........................  $    2,339,625
                                                     --------------
             ALUMINUM (2.6%)
    32,200   Aluminum Co. of America...............       2,221,800
                                                     --------------
             AUTOMOTIVE (5.1%)
    64,900   Chrysler Corp.........................       2,263,387
    68,500   Ford Motor Co.........................       2,200,562
                                                     --------------
                                                          4,463,949
                                                     --------------
             BANKS (2.6%)
    21,000   NationsBank Corp......................       2,268,000
                                                     --------------
             BANKS - MONEY CENTER (2.8%)
    21,400   BankAmerica Corp......................       2,388,775
                                                     --------------
             BEVERAGES - SOFT DRINKS (2.7%)
    66,500   PepsiCo Inc...........................       2,319,187
                                                     --------------
             CHEMICALS (5.3%)
    21,000   Du Pont (E.I.) de Nemours & Co.,
               Inc.................................       2,302,125
    41,900   Eastman Chemical Co...................       2,288,787
                                                     --------------
                                                          4,590,912
                                                     --------------
             COMPUTERS - SYSTEMS (2.6%)
    14,600   International Business Machines
               Corp................................       2,295,850
                                                     --------------
             CONGLOMERATES (5.3%)
    27,400   Minnesota Mining & Manufacturing
               Co..................................       2,335,850
    56,000   Tenneco, Inc..........................       2,240,000
                                                     --------------
                                                          4,575,850
                                                     --------------
             DRUGS (2.7%)
    18,700   Bristol-Myers Squibb Co...............       2,374,900
                                                     --------------
             DRUGS & HEALTHCARE (2.6%)
    42,000   Abbott Laboratories...................       2,283,750
                                                     --------------
             ELECTRIC - MAJOR (2.6%)
    21,700   General Electric Co...................       2,235,100
                                                     --------------
             ENERGY (2.5%)
    31,600   Kerr-McGee Corp.......................       2,172,500
                                                     --------------
             FOODS (5.2%)
    59,000   Quaker Oats Company (The).............       2,264,125
    13,600   Unilever NV (ADR) (Netherlands).......       2,237,200
                                                     --------------
                                                          4,501,325
                                                     --------------
             MACHINERY - AGRICULTURAL (2.7%)
    54,100   Deere & Co............................       2,312,775
                                                     --------------

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             MANUFACTURING - DIVERSIFIED (2.7%)
    32,500   Honeywell, Inc........................  $    2,344,063
                                                     --------------
             METALS - MISCELLANEOUS (2.6%)
    32,400   Phelps Dodge Corp.....................       2,263,950
                                                     --------------
             NATURAL GAS (2.6%)
    55,000   Enron Corp............................       2,268,750
                                                     --------------
             OFFICE EQUIPMENT (2.7%)
    40,700   Pitney Bowes, Inc.....................       2,345,338
                                                     --------------
             OIL - DOMESTIC (5.1%)
    25,800   Amoco Corp............................       2,244,600
    51,000   Ashland, Inc..........................       2,199,375
                                                     --------------
                                                          4,443,975
                                                     --------------
             OIL INTEGRATED - INTERNATIONAL (2.6%)
    22,100   Exxon Corp............................       2,290,113
                                                     --------------
             PAPER & FOREST PRODUCTS (2.6%)
    50,000   Weyerhaeuser Co.......................       2,275,000
                                                     --------------
             PHOTOGRAPHY (2.6%)
    25,700   Eastman Kodak Co......................       2,229,475
                                                     --------------
             RAILROADS (2.7%)
    48,900   CSX Corp..............................       2,371,650
                                                     --------------
             RETAIL - DEPARTMENT STORES (2.5%)
    48,900   May Department Stores Co..............       2,176,050
                                                     --------------
             RETAIL - FOOD CHAINS (2.6%)
    54,300   American Stores Co....................       2,280,600
                                                     --------------
             STEEL (2.7%)
    44,900   Timken Co.............................       2,312,350
                                                     --------------
             TELECOMMUNICATIONS (5.2%)
    34,000   Bell Atlantic Corp....................       2,286,500
    55,500   Sprint Corp...........................       2,261,625
                                                     --------------
                                                          4,548,125
                                                     --------------
             TOBACCO (2.6%)
    19,100   Philip Morris Companies, Inc..........       2,270,513
                                                     --------------
             UTILITIES - ELECTRIC (6.8%)
    98,400   Houston Industries, Inc...............       2,226,300
    65,500   New England Electric System...........       2,243,375
    61,500   Pacific Gas & Electric Co.............       1,399,125
                                                     --------------
                                                          5,868,800
                                                     --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $69,927,027).........      85,633,050
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (1.8%)
             U.S. GOVERNMENT AGENCY
 $   1,600   Federal Home Loan Mortgage Corp. 5.48%
               due 02/03/97 (Amortized Cost
               $1,599,513).........................  $    1,599,513
                                                     --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $71,526,540) (B)..........   100.4%     87,232,563

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS.....................................    (0.4)       (401,582)
                                             --------   -----------

NET ASSETS.................................   100.0%    $86,830,981
                                             --------   -----------
                                             --------   -----------

---------------------
ADR  American Depository Receipt.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $16,174,043 and the aggregate gross unrealized depreciation is $468,020, resulting in net unrealized appreciation of $15,706,023.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

  NUMBER OF
   SHARES                                                    VALUE
----------------------------------------------------------------------
               COMMON STOCKS (91.0%)
               NATURAL GAS (17.9%)
      3,500    Enron Corp..............................  $     144,375
      5,500    MCN Corp................................        178,062
      5,000    Pacific Enterprises.....................        150,625
      3,500    PanEnergy Corp..........................        161,438
      4,000    Questar Corp............................        156,500
      2,500    Sonat, Inc..............................        133,125
      3,000    Williams Companies, Inc.................        120,375
                                                         -------------
                                                             1,044,500
                                                         -------------
               TELECOMMUNICATIONS (29.2%)
      5,000    360 DEG. Communication Co.*.............         98,750
      3,500    Alltel Corp.............................        112,438
      2,000    AT&T Corp...............................         78,750
      3,000    BellSouth Corp..........................        133,125
      4,000    Cable & Wireless PLC (ADR) (United
                 Kingdom)..............................         90,000
      3,000    Century Telephone Enterprises, Inc......         94,125
      3,000    GTE Corp................................        141,000
      3,148    Lucent Technologies, Inc................        170,779
      5,000    MCI Communications Corp.................        175,000
      2,125    NCR Corp.*..............................         80,484
      3,000    Sprint Corp.............................        122,250
      3,000    Telephone & Data Systems, Inc...........        114,375
      3,000    Vodafone Group PLC (ADR) (United
                 Kingdom)..............................        129,000
      6,500    WorldCom, Inc.*.........................        163,313
                                                         -------------
                                                             1,703,389
                                                         -------------
               UTILITIES - ELECTRIC (41.5%)
      4,500    Central & South West Corp...............        113,625
      4,000    CINergy Corp............................        138,000
      4,000    CMS Energy Corp.........................        134,000
      4,000    DPL, Inc................................         98,000
      4,550    DQE, Inc................................        130,244
      6,000    Edison International....................        128,250
      5,000    Entergy Corp............................        134,375
      4,500    General Public Utilities Corp...........        150,750
      3,000    Illinova Corp...........................         79,125
      3,500    NIPSCO Industries, Inc..................        136,500
      3,500    Northwestern Public Service Co..........        132,563
      6,000    PacifiCorp..............................        127,500
      4,000    Peco Energy Co..........................         92,000
      5,000    Pinnacle West Capital Corp..............        158,125
      4,000    Public Service Company of Colorado......        156,000
      7,000    Public Service Company of New Mexico....        140,000
      5,500    Teco Energy, Inc........................        133,375
      4,000    Utilicorp United, Inc...................        110,500
      4,000    Western Resources, Inc..................        122,500
                                                         -------------
                                                             2,415,432
                                                         -------------

  NUMBER OF
   SHARES                                                    VALUE
----------------------------------------------------------------------
               WATER (2.4%)
      6,000    American Water Works Company, Inc.......  $     139,500
                                                         -------------

               TOTAL COMMON STOCKS
               (IDENTIFIED COST $4,306,891)............      5,302,821
                                                         -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
               CORPORATE BOND (0.8%)
               TELECOMMUNICATIONS
  $      50    Southwestern Bell Telephone Co. 7.25%
                 due 07/15/25 (Identified Cost
                 $51,438)..............................         47,526
                                                         -------------

               SHORT-TERM INVESTMENTS (7.6%)
               U.S. GOVERNMENT AGENCY (a) (5.9%)
        340    Federal Home Loan Mortgage Corp. 5.48%
                 due 02/03/97 (Amortized Cost
                 $339,896).............................        339,896
                                                         -------------

               REPURCHASE AGREEMENT (1.7%)
        101    The Bank of New York 5.25% due 02/03/97
                 (dated 01/31/97; proceeds $101,022;
                 collateralized by $102,221 U.S.
                 Treasury Note 5.375% due 11/30/97
                 valued at $102,997) (Identified Cost
                 $100,977).............................        100,977
                                                         -------------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $440,873)..............        440,873
                                                         -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,799,202) (B)..............    99.4%      5,791,220

OTHER ASSETS IN EXCESS OF LIABILITIES.........     0.6          33,757
                                                --------   -----------

NET ASSETS....................................   100.0%    $ 5,824,977
                                                --------   -----------
                                                --------   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,031,873 and the aggregate gross unrealized depreciation is $39,855, resulting in net unrealized appreciation of $992,018.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               COMMON STOCKS (98.2%)
               AEROSPACE & DEFENSE (1.0%)
        375    Boeing Co..............................  $       40,172
        550    General Dynamics Corp..................          38,844
        450    Lockheed Martin Corp...................          41,400
        550    McDonnell Douglas Corp.................          36,987
        500    Northrop Grumman Corp..................          39,062
                                                        --------------
                                                               196,465
                                                        --------------
               AGRICULTURE RELATED (0.2%)
        500    Pioneer Hi-Bred International, Inc.....          33,687
                                                        --------------
               AIR FREIGHT (0.2%)
        800    Federal Express Corp.*.................          41,000
                                                        --------------
               AIRLINES (0.8%)
        450    AMR Corp.*.............................          36,225
        450    Delta Air Lines, Inc...................          35,550
      1,550    Southwest Airlines Co..................          34,100
      1,800    USAir Group, Inc.*.....................          37,575
                                                        --------------
                                                               143,450
                                                        --------------
               ALUMINUM (0.6%)
      1,000    Alcan Aluminium Ltd. (Canada)..........          35,250
        600    Aluminum Co. of America................          41,400
        550    Reynolds Metals Co.....................          33,206
                                                        --------------
                                                               109,856
                                                        --------------
               AUTO PARTS - AFTER MARKET (1.6%)
      1,850    Cooper Tire & Rubber Co................          37,462
      1,150    Dana Corp..............................          37,519
      1,250    Echlin, Inc............................          37,656
        850    Genuine Parts Co.......................          37,506
        750    Goodyear Tire & Rubber Co..............          40,875
      1,500    ITT Industries, Inc....................          37,875
      1,000    Snap-On, Inc...........................          37,250
        800    TRW, Inc...............................          40,600
                                                        --------------
                                                               306,743
                                                        --------------
               AUTO TRUCKS & PARTS (0.6%)
        800    Cummins Engine Co., Inc................          42,100
      3,300    Navistar International Corp.*..........          33,000
        650    PACCAR Inc.............................          42,412
                                                        --------------
                                                               117,512
                                                        --------------
               AUTOMOBILES (0.6%)
      1,100    Chrysler Corp..........................          38,362
      1,100    Ford Motor Co..........................          35,337
        600    General Motors Corp....................          35,400
                                                        --------------
                                                               109,099
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               BANKS - MONEY CENTER (1.2%)
        350    BankAmerica Corp.......................  $       39,069
        450    Bankers Trust New York Corp............          38,250
        400    Chase Manhattan Corp...................          37,000
        350    Citicorp...............................          40,731
        650    First Chicago NBD Corp.................          37,131
        400    Morgan (J.P.) & Co., Inc...............          41,200
                                                        --------------
                                                               233,381
                                                        --------------
               BANKS - REGIONAL (4.1%)
        750    Banc One Corp..........................          34,031
        550    Bank of Boston Corp....................          39,187
      1,100    Bank of New York Co., Inc..............          40,287
        900    Barnett Banks, Inc.....................          39,600
        600    Comerica, Inc..........................          34,275
        700    Corestates Financial Corp..............          34,825
        550    Fifth Third Bancorp....................          42,556
        550    First Bank System, Inc.................          41,800
        450    First Union Corp.......................          37,631
        700    Fleet Financial Group, Inc.............          37,800
        700    KeyCorp................................          36,662
        550    Mellon Bank Corp.......................          41,044
        750    National City Corp.....................          34,031
        350    NationsBank Corp.......................          37,800
        750    Norwest Corp...........................          35,719
        900    PNC Bank Corp..........................          35,775
        450    Republic New York Corp.................          39,881
        700    SunTrust Banks, Inc....................          35,000
        850    U.S. Bancorp...........................          38,675
        600    Wachovia Corp..........................          34,575
        110    Wells Fargo & Co.......................          33,522
                                                        --------------
                                                               784,676
                                                        --------------
               BEVERAGES - ALCOHOLIC (0.8%)
        850    Anheuser-Busch Companies, Inc..........          36,125
        800    Brown-Forman Corp. (Class B)...........          35,200
      2,150    Coors (Adolph) Co......................          39,506
        900    Seagram Co. Ltd. (Canada)..............          35,662
                                                        --------------
                                                               146,493
                                                        --------------
               BEVERAGES - SOFT DRINKS (0.6%)
        650    Coca Cola Co...........................          37,619
      1,150    PepsiCo Inc............................          40,106
      1,700    Whitman Corp...........................          39,100
                                                        --------------
                                                               116,825
                                                        --------------
               BIOTECHNOLOGY (0.2%)
        600    Amgen Inc.*............................          33,825
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               BROADCAST MEDIA (0.6%)
      2,200    Comcast Corp. (Class A Special)........  $       40,425
      2,500    Tele-Communications, Inc. (Class A)*...          33,125
      1,900    U.S. West Media Group*.................          35,387
                                                        --------------
                                                               108,937
                                                        --------------
               BUILDING MATERIALS (0.8%)
        500    Armstrong World Industries Inc.........          35,500
      1,000    Masco Corp.............................          34,500
        800    Owens-Corning Fiberglas Corp...........          37,200
        650    Sherwin-Williams Co....................          36,075
                                                        --------------
                                                               143,275
                                                        --------------
               BUSINESS SERVICES (0.2%)
      1,200    Cognizant Corp.*.......................          38,550
                                                        --------------
               CHEMICALS (1.5%)
        550    Air Products & Chemicals, Inc..........          39,256
        450    Dow Chemical Co........................          34,706
        350    Du Pont (E.I.) de Nemours & Co.,
                 Inc..................................          38,369
        650    Eastman Chemical Co....................          35,506
        900    Monsanto Co............................          34,087
        700    Praxair, Inc...........................          32,462
        450    Rohm & Haas Co.........................          36,900
        750    Union Carbide Corp.....................          34,031
                                                        --------------
                                                               285,317
                                                        --------------
               CHEMICALS - DIVERSIFIED (1.2%)
      1,100    Avery Dennison Corp....................          40,287
      1,800    Engelhard Corp.........................          35,775
        550    FMC Corp.*.............................          38,569
        950    Goodrich (B.F.) Co.....................          38,950
        950    Morton International, Inc..............          38,594
        700    PPG Industries, Inc....................          37,450
                                                        --------------
                                                               229,625
                                                        --------------
               CHEMICALS - SPECIALTY (1.3%)
      1,000    Ecolab, Inc............................          37,000
        750    Grace (W. R.) & Co.....................          37,312
        850    Great Lakes Chemical Corp..............          36,656
        850    Hercules, Inc..........................          37,506
        800    International Flavors & Fragrances
                 Inc..................................          35,500
      1,050    Nalco Chemical Co......................          37,275
      1,200    Sigma-Aldrich Corp.....................          38,100
                                                        --------------
                                                               259,349
                                                        --------------
               COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (1.2%)
        650    Andrew Corp.*..........................          37,212
      1,650    DSC Communications Corp.*..............          36,919

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
      1,600    General Instrument Corp.*..............  $       39,800
        550    Northern Telecom Ltd. (Canada).........          40,494
      2,300    Scientific-Atlanta, Inc................          43,700
        800    Tellabs, Inc.*.........................          32,900
                                                        --------------
                                                               231,025
                                                        --------------
               COMMUNICATIONS EQUIPMENT (0.6%)
        500    Harris Corp............................          38,062
        650    Lucent Technologies, Inc...............          35,262
        550    Motorola, Inc..........................          37,537
                                                        --------------
                                                               110,861
                                                        --------------
               COMPUTER SOFTWARE & SERVICES (2.6%)
        550    3Com Corp.*............................          36,850
      1,200    Autodesk, Inc..........................          37,800
        900    Automatic Data Processing, Inc.........          37,237
      1,750    Bay Networks, Inc.*....................          38,062
      1,100    Cabletron Systems, Inc.*...............          38,225
      1,000    Ceridian Corp.*........................          37,750
        600    Cisco Systems, Inc.*...................          41,775
        850    Computer Associates International,
                 Inc..................................          38,569
        500    Computer Sciences Corp.*...............          35,375
        400    Microsoft Corp.*.......................          40,750
      3,500    Novell, Inc.*..........................          44,187
      1,000    Oracle Corp.*..........................          38,750
      5,000    Unisys Corp.*..........................          34,375
                                                        --------------
                                                               499,705
                                                        --------------
               COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
      1,050    EMC Corp.*.............................          39,769
        800    Seagate Technology, Inc.*..............          41,200
                                                        --------------
                                                                80,969
                                                        --------------
               COMPUTERS - SYSTEMS (2.6%)
      3,200    Amdahl Corp.*..........................          36,800
      2,100    Apple Computer, Inc.*..................          34,650
        500    COMPAQ Computer Corp.*.................          43,437
      2,050    Data General Corp.*....................          38,694
        600    Dell Computer Corp.*...................          39,675
      1,100    Digital Equipment Corp.*...............          41,250
        700    Hewlett-Packard Co.....................          36,837
      4,200    Intergraph Corp.*......................          33,600
        250    International Business Machines
                 Corp.................................          39,312
        800    Shared Medical Systems Corp............          37,600
      1,400    Silicon Graphics, Inc.*................          38,325
      1,100    Sun Microsystems, Inc.*................          34,787
      2,550    Tandem Computers Inc.*.................          35,381
                                                        --------------
                                                               490,348
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               CONTAINERS - METAL & GLASS (0.4%)
      1,400    Ball Corp..............................  $       35,875
        650    Crown Cork & Seal Co., Inc.............          37,375
                                                        --------------
                                                                73,250
                                                        --------------
               CONTAINERS - PAPER (0.7%)
        900    Bemis Company, Inc.....................          36,787
      2,700    Stone Container Corp...................          36,450
        600    Temple-Inland Inc......................          33,150
        700    Union Camp Corp........................          33,162
                                                        --------------
                                                               139,549
                                                        --------------
               COSMETICS (0.6%)
        700    Alberto-Culver Co. (Class B)...........          36,487
        600    Avon Products, Inc.....................          37,650
        450    Gillette Co............................          36,675
                                                        --------------
                                                               110,812
                                                        --------------
               DATA PROCESSING (0.2%)
      1,000    First Data Corp........................          36,000
                                                        --------------
               DISTRIBUTORS - CONSUMER PRODUCTS (0.6%)
      1,750    Fleming Cos., Inc......................          28,219
      1,300    SuperValu Stores, Inc..................          40,137
      1,150    Sysco Corp.............................          37,806
                                                        --------------
                                                               106,162
                                                        --------------
               ELECTRICAL EQUIPMENT (1.8%)
      1,000    AMP, Inc...............................          40,750
        350    Emerson Electric Co....................          34,562
        350    General Electric Co....................          36,050
        750    General Signal Corp....................          33,937
        550    Honeywell, Inc.........................          39,669
        450    Raychem Corp...........................          38,981
        600    Rockwell International Corp.*..........          39,450
        800    Thomas & Betts Corp....................          37,500
      1,950    Westinghouse Electric Corp.............          35,831
                                                        --------------
                                                               336,730
                                                        --------------
               ELECTRONIC COMPONENTS (0.2%)
        500    Grainger (W.W.), Inc...................          38,625
                                                        --------------
               ELECTRONICS - DEFENSE (0.2%)
        850    Raytheon Co............................          38,994
                                                        --------------
               ELECTRONICS - INSTRUMENTATION (0.6%)
      1,900    EG & G, Inc............................          40,375
        550    Perkin-Elmer Corp......................          38,431
        850    Tektronix, Inc.........................          42,181
                                                        --------------
                                                               120,987
                                                        --------------
               ELECTRONICS - SEMICONDUCTORS (1.3%)
      1,250    Advanced Micro Devices, Inc.*..........          43,750
        250    Intel Corp.............................          40,531
      1,200    LSI Logic Corp.*.......................          41,700
      1,200    Micron Technology, Inc.................          41,700

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
      1,500    National Semiconductor Corp.*..........  $       41,625
        550    Texas Instruments Inc..................          43,106
                                                        --------------
                                                               252,412
                                                        --------------
               ENGINEERING & CONSTRUCTION (0.6%)
        550    Fluor Corp.............................          39,119
        950    Foster Wheeler Corp....................          36,694
      1,850    McDermott International, Inc...........          33,762
                                                        --------------
                                                               109,575
                                                        --------------
               ENTERTAINMENT (0.7%)
        900    King World Productions Inc.*...........          35,212
        850    Time Warner, Inc.......................          32,725
      1,050    Viacom, Inc. (Class B)*................          35,962
        500    Walt Disney Co.........................          36,625
                                                        --------------
                                                               140,524
                                                        --------------
               ENTERTAINMENT, GAMING & LODGING (0.2%)
      2,000    Harrah's Entertainment, Inc.*..........          39,000
                                                        --------------
               FINANCE - CONSUMER (0.8%)
        600    Beneficial Corp........................          40,350
      1,000    Green Tree Financial Corp..............          38,875
        350    Household International, Inc...........          34,694
      1,150    MBNA Corp..............................          39,675
                                                        --------------
                                                               153,594
                                                        --------------
               FINANCE - DIVERSIFIED (1.6%)
        650    American Express Co....................          40,544
        900    American General Corp..................          35,887
      1,100    Dean Witter, Discover & Co. (Note 3)...          41,937
      1,200    Federal Home Loan Mortgage Corp........          36,300
        900    Federal National Mortgage Assoc........          35,550
        400    MBIA Inc...............................          38,450
        450    MGIC Investment Corp...................          33,187
        500    Transamerica Corp......................          41,125
                                                        --------------
                                                               302,980
                                                        --------------
               FOODS (2.5%)
      1,700    Archer-Daniels-Midland Co..............          33,575
        400    Campbell Soup Co.......................          33,200
        700    ConAgra, Inc...........................          35,350
        500    CPC International Inc..................          38,437
        550    General Mills, Inc.....................          37,262
        900    Heinz (H.J.) Co........................          36,225
        850    Hershey Foods Corp.....................          35,912
        500    Kellogg Co.............................          34,812
        900    Quaker Oats Company (The)..............          34,537
        550    Ralston-Ralston Purina Group...........          43,244
        900    Sara Lee Corp..........................          35,550

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
        200    Unilever NV (ADR) (Netherlands)........  $       32,900
        600    Wrigley (Wm.) Jr. Co. (Class A)........          34,875
                                                        --------------
                                                               465,879
                                                        --------------
               HARDWARE & TOOLS (0.4%)
      1,200    Black & Decker Corp....................          40,200
      1,100    Stanley Works..........................          41,800
                                                        --------------
                                                                82,000
                                                        --------------
               HEALTHCARE - DIVERSIFIED (1.6%)
        650    Abbott Laboratories....................          35,344
      1,050    Allergan, Inc..........................          37,144
        600    American Home Products Corp............          38,025
        300    Bristol-Myers Squibb Co................          38,100
        900    Healthsouth Corp.*.....................          39,262
        700    Johnson & Johnson......................          40,337
        900    Mallinckrodt Group, Inc................          36,900
        500    Warner-Lambert Co......................          40,250
                                                        --------------
                                                               305,362
                                                        --------------
               HEALTHCARE - DRUGS (1.0%)
        450    Lilly (Eli) & Co.......................          39,206
        450    Merck & Co., Inc.......................          40,837
        400    Pfizer, Inc............................          37,150
        900    Pharmacia & Upjohn, Inc................          33,525
        500    Schering-Plough Corp...................          37,812
                                                        --------------
                                                               188,530
                                                        --------------
               HEALTHCARE - MISCELLANEOUS (0.4%)
      2,900    Beverly Enterprises, Inc.*.............          42,050
      1,500    Manor Care, Inc........................          38,250
                                                        --------------
                                                                80,300
                                                        --------------
               HEALTHCARE HMOS (0.4%)
      2,050    Humana, Inc.*..........................          38,950
        850    United Healthcare Corp.................          41,437
                                                        --------------
                                                                80,387
                                                        --------------
               HEALTHCARE SERVICES (0.2%)
      1,450    Alza Corp.*............................          41,869
                                                        --------------
               HOME BUILDING (0.8%)
      1,000    Centex Corp............................          39,000
      1,450    Fleetwood Enterprises, Inc.............          38,787
      2,700    Kaufman & Broad Home Corp..............          38,137
      1,200    Pulte Corp.............................          39,750
                                                        --------------
                                                               155,674
                                                        --------------
               HOSPITAL MANAGEMENT (0.4%)
        950    Columbia/HCA Healthcare Corp...........          37,525
      1,600    Tenet Healthcare Corp.*................          43,200
                                                        --------------
                                                                80,725
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               HOTELS/MOTELS (0.9%)
        500    HFS Inc.*..............................  $       35,000
      1,400    Hilton Hotels Corp.....................          39,900
        750    ITT Corp.*.............................          42,844
        750    Marriot International, Inc.............          39,844
                                                        --------------
                                                               157,588
                                                        --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
      1,900    Maytag Corp............................          38,950
        700    Whirlpool Corp.........................          35,612
                                                        --------------
                                                                74,562
                                                        --------------
               HOUSEHOLD PRODUCTS (0.8%)
        340    Clorox Co..............................          40,332
        350    Colgate-Palmolive Co...................          33,862
        350    Kimberly Clark Corp....................          34,125
        300    Procter & Gamble Co....................          34,650
                                                        --------------
                                                               142,969
                                                        --------------
               HOUSEWARES (0.6%)
      1,200    Newell Co..............................          39,600
      1,450    Rubbermaid, Inc........................          33,531
        700    Tupperware Corp........................          32,812
                                                        --------------
                                                               105,943
                                                        --------------
               INSURANCE BROKERS (0.4%)
        550    Aon Corp...............................          35,544
        350    Marsh & McLennan Cos., Inc.............          37,712
                                                        --------------
                                                                73,256
                                                        --------------
               INVESTMENT BANKING/BROKERAGE (0.6%)
        450    Merrill Lynch & Co., Inc...............          37,912
        700    Morgan Stanley Group, Inc..............          39,987
        750    Salomon, Inc...........................          41,438
                                                        --------------
                                                               119,337
                                                        --------------
               LEISURE TIME (0.2%)
      1,350    Brunswick Corp.........................          33,919
                                                        --------------
               LIFE INSURANCE (1.4%)
        500    Aetna Inc..............................          39,500
        500    Conseco, Inc...........................          36,750
        600    Jefferson-Pilot Corp...................          35,400
        700    Providian Corp.........................          37,713
        700    Torchmark Corp.........................          36,225
        550    UNUM Corp..............................          41,594
      1,000    USLife Corp............................          41,000
                                                        --------------
                                                               268,182
                                                        --------------
               MACHINE TOOLS (0.2%)
      2,750    Giddings & Lewis, Inc..................          35,750
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               MACHINERY - DIVERSIFIED (2.3%)
        800    Briggs & Stratton Corp.................  $       36,100
        650    Case Corp..............................          34,450
        500    Caterpillar, Inc.......................          38,813
      1,700    Cincinnati Milacron, Inc...............          39,100
        800    Cooper Industries, Inc.................          34,500
        800    Deere & Co.............................          34,200
        700    Dover Corp.............................          34,650
        800    Harnischfeger Industries, Inc..........          35,500
        800    Ingersoll-Rand Co......................          36,500
        650    NACCO Industries, Inc. (Class A).......          34,044
      1,000    Thermo Electron Corp.*.................          34,125
        800    Timken Co..............................          41,200
                                                        --------------
                                                               433,182
                                                        --------------
               MANUFACTURING - DIVERSIFIED (3.1%)
        500    AlliedSignal, Inc......................          35,125
      1,000    Corning, Inc...........................          35,625
      1,350    Crane Co...............................          44,550
        550    Eaton Corp.............................          38,500
        450    Illinois Tool Works Inc................          36,731
        450    Johnson Controls, Inc..................          38,700
        900    Millipore Corp.........................          38,475
        450    Minnesota Mining & Manufacturing Co....          38,363
        900    National Service Industries, Inc.......          34,538
      1,700    Pall Corp..............................          38,038
        900    Parker-Hannifin Corp...................          38,813
        800    Tenneco, Inc...........................          32,000
        350    Textron Inc............................          34,081
      1,000    Trinova Corp...........................          38,500
        700    Tyco International Ltd.................          39,988
        500    United Technologies Corp...............          34,875
                                                        --------------
                                                               596,902
                                                        --------------
               MEDICAL PRODUCTS & SUPPLIES (2.0%)
      1,400    Bard (C.R.), Inc.......................          39,550
      1,000    Bausch & Lomb, Inc.....................          33,875
        800    Baxter International, Inc..............          36,900
        700    Becton, Dickinson & Co.................          34,475
      2,500    Biomet, Inc............................          38,750
        550    Boston Scientific Corp.*...............          37,538
        650    Guidant Corp...........................          36,238
        500    Medtronic, Inc.........................          34,250
      1,000    St. Jude Medical, Inc.*................          37,875
      1,000    United States Surgical Corp............          40,125
                                                        --------------
                                                               369,576
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               METALS & MINING (1.7%)
      1,350    ASARCO, Inc............................  $       37,125
      1,450    Barrick Gold Corp. (Canada)............          38,969
      5,200    Battle Mountain Gold Co................          33,800
      1,450    Cyprus Amax Minerals Co................          32,444
      5,800    Echo Bay Mines Ltd. (Canada)...........          37,338
      2,350    Homestake Mining Co....................          33,194
        950    Newmont Mining Corp....................          37,881
      1,750    Placer Dome Inc. (Canada)..............          35,656
      2,500    Santa Fe Pacific Gold Corp.............          38,438
                                                        --------------
                                                               324,845
                                                        --------------
               METALS - MISCELLANEOUS (0.6%)
      1,200    Freeport-McMoran Copper & Gold, Inc.
                 (Class B)............................          34,500
      1,150    Inco Ltd. (Canada).....................          38,956
        500    Phelps Dodge Corp......................          34,938
                                                        --------------
                                                               108,394
                                                        --------------
               MISCELLANEOUS (0.4%)
      1,350    American Greetings Corp. (Class A).....          37,969
      1,800    Jostens, Inc...........................          37,125
                                                        --------------
                                                                75,094
                                                        --------------
               MULTI-LINE INSURANCE (1.2%)
        300    American International Group, Inc......          36,338
        250    CIGNA Corp.............................          37,906
        550    ITT Hartford Group, Inc................          40,356
        650    Lincoln National Corp..................          34,856
        400    Loews Corp.............................          39,550
        800    Travelers Group, Inc...................          41,900
                                                        --------------
                                                               230,906
                                                        --------------
               OFFICE EQUIPMENT & SUPPLIES (0.6%)
        850    Ikon Office Solutions, Inc.............          37,506
      1,700    Moore Corp. Ltd. (Canada)..............          35,275
        600    Pitney Bowes, Inc......................          34,575
                                                        --------------
                                                               107,356
                                                        --------------
               OIL & GAS DRILLING (1.4%)
        950    Baker Hughes, Inc......................          37,050
      1,050    Dresser Industries, Inc................          35,569
        550    Halliburton Co.........................          39,806
        700    Helmerich & Payne, Inc.................          33,863
      1,600    Rowan Cos., Inc.*......................          40,400
        350    Schlumberger, Ltd......................          38,894
        500    Western Atlas, Inc.*...................          33,938
                                                        --------------
                                                               259,520
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               OIL & GAS EXPLORATION (1.2%)
        700    Burlington Resources, Inc..............  $       34,825
        500    Kerr-McGee Corp........................          34,375
        680    Louisiana Land & Exploration Co........          38,250
      1,700    Oryx Energy Co.*.......................          41,225
      2,650    Santa Fe Energy Resources, Inc.*.......          39,419
      1,150    Union Pacific Resources Group, Inc.....          32,631
                                                        --------------
                                                               220,725
                                                        --------------
               OIL - DOMESTIC INTEGRATED (1.7%)
        650    Amerada Hess Corp......................          38,350
        900    Ashland, Inc...........................          38,813
        250    Atlantic Richfield Co..................          33,063
      1,350    Occidental Petroleum Corp..............          34,425
        650    Pennzoil Co............................          40,544
        800    Phillips Petroleum Co..................          35,300
      1,300    Sun Co., Inc...........................          34,288
        850    Unocal Corp............................          35,806
      1,450    USX-Marathon Group.....................          38,606
                                                        --------------
                                                               329,195
                                                        --------------
               OIL - INTERNATIONAL INTEGRATED (1.1%)
        400    Amoco Corp.............................          34,800
        550    Chevron Corp...........................          36,506
        350    Exxon Corp.............................          36,269
        300    Mobil Corp.............................          39,375
        200    Royal Dutch Petroleum Co.
                 (Netherlands)........................          34,700
        350    Texaco, Inc............................          37,056
                                                        --------------
                                                               218,706
                                                        --------------
               PAPER & FOREST PRODUCTS (2.1%)
      1,000    Boise Cascade Corp.....................          34,500
        800    Champion International Corp............          33,500
        500    Georgia-Pacific Corp...................          36,813
        900    International Paper Co.................          36,788
      1,100    James River Corp. of Virginia..........          35,338
      1,800    Louisiana-Pacific Corp.................          37,350
        600    Mead Corp..............................          33,750
        900    Potlatch Corp..........................          38,250
      1,200    Westvaco Corp..........................          35,100
        800    Weyerhaeuser Co........................          36,400
        550    Willamette Industries, Inc.............          34,581
                                                        --------------
                                                               392,370
                                                        --------------
               PHOTOGRAPHY/IMAGING (0.6%)
        400    Eastman Kodak Co.......................          34,700
        850    Polaroid Corp..........................          37,400
        700    Xerox Corp.............................          41,038
                                                        --------------
                                                               113,138
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               PROPERTY - CASUALTY INSURANCE (1.2%)
        600    Allstate Corp..........................  $       39,450
        700    Chubb Corp.............................          38,150
        250    General Re Corp........................          40,375
        900    SAFECO Corp............................          34,088
        600    St. Paul Companies, Inc................          37,500
      1,800    USF&G Corp.............................          38,025
                                                        --------------
                                                               227,588
                                                        --------------
               PUBLISHING (0.9%)
        950    Dow Jones & Co., Inc...................          37,644
      1,500    Dun & Bradstreet Corp..................          36,000
        700    McGraw-Hill, Inc.......................          34,825
        650    Meredith Corp..........................          33,394
        700    Times Mirror Co. (Class A).............          33,075
                                                        --------------
                                                               174,938
                                                        --------------
               PUBLISHING - NEWSPAPER (0.8%)
        450    Gannett Co., Inc.......................          34,481
        900    Knight-Ridder Newspapers, Inc..........          34,538
        950    New York Times Co. (Class A)...........          36,456
      1,050    Tribune Co.............................          40,163
                                                        --------------
                                                               145,638
                                                        --------------
               RAILROADS (1.0%)
        450    Burlington Northern Santa Fe Corp......          39,375
        400    Conrail, Inc...........................          42,900
        750    CSX Corp...............................          36,375
        450    Norfolk Southern Corp..................          39,881
        550    Union Pacific Corp.....................          33,000
                                                        --------------
                                                               191,531
                                                        --------------
               RESTAURANTS (0.6%)
      5,000    Darden Restaurants, Inc................          36,250
        750    McDonald's Corp........................          34,125
      1,750    Wendy's International, Inc.............          38,500
                                                        --------------
                                                               108,875
                                                        --------------
               RETAIL - DEPARTMENT STORES (1.4%)
      1,200    Dillard Department Stores, Inc. (Class
                 A)...................................          35,850
      1,200    Federated Department Stores, Inc.*.....          39,450
        850    Harcourt General, Inc..................          38,463
        850    May Department Stores Co...............          37,825
        750    Mercantile Stores Co., Inc.............          36,750
        900    Nordstrom, Inc.........................          33,413
        800    Penney (J.C.) Co., Inc.................          37,900
                                                        --------------
                                                               259,651
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               RETAIL - DRUG STORES (0.8%)
        850    CVS Corp.*.............................  $       36,763
      1,500    Longs Drug Stores Corp.................          36,375
        900    Rite Aid Corp..........................          36,000
        900    Walgreen Co............................          37,013
                                                        --------------
                                                               146,151
                                                        --------------
               RETAIL - FOOD CHAINS (1.1%)
      1,150    Albertson's, Inc.......................          40,250
        800    American Stores Co.....................          33,600
      1,000    Giant Food, Inc. (Class A).............          33,000
      1,150    Great Atlantic & Pacific Tea Co.,
                 Inc..................................          35,938
        700    Kroger Co.*............................          33,425
      1,250    Winn-Dixie Stores, Inc.................          38,125
                                                        --------------
                                                               214,338
                                                        --------------
               RETAIL - GENERAL MERCHANDISE (1.0%)
      1,700    Costco Companies, Inc.*................          45,050
      1,050    Dayton-Hudson Corp.....................          39,506
      3,000    Kmart Corp.*...........................          33,375
        800    Sears, Roebuck & Co....................          38,400
      1,600    Wal-Mart Stores, Inc...................          38,000
                                                        --------------
                                                               194,331
                                                        --------------
               RETAIL - SPECIALTY (1.5%)
      1,600    AutoZone, Inc.*........................          34,600
      1,000    Circuit City Stores, Inc...............          35,125
        700    Home Depot, Inc........................          34,650
      1,100    Lowe's Companies, Inc..................          36,438
      1,300    Pep Boys-Manny Moe & Jack..............          41,275
        850    Tandy Corp.............................          38,463
      1,450    Toys 'R' Us, Inc.*.....................          36,250
      1,800    Woolworth Corp.*.......................          36,675
                                                        --------------
                                                               293,476
                                                        --------------
               RETAIL - SPECIALTY APPAREL (0.7%)
      6,000    Charming Shoppes, Inc.*................          28,125
      1,200    Gap, Inc...............................          34,500
      2,200    Limited (The), Inc.....................          37,675
        850    TJX Companies, Inc.....................          33,788
                                                        --------------
                                                               134,088
                                                        --------------
               SAVINGS & LOAN COMPANIES (0.6%)
      1,050    Ahmanson (H.F.) & Co...................          39,375
        500    Golden West Financial Corp.............          33,563
      1,200    Great Western Financial Corp...........          37,950
                                                        --------------
                                                               110,888
                                                        --------------
               SEMICONDUCTOR EQUIPMENT (0.2%)
        850    Applied Materials, Inc.*...............          41,969
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               SHOES (0.6%)
        600    Nike, Inc. (Class B)...................  $       40,725
        900    Reebok International Ltd. (United
                 Kingdom).............................          42,750
      3,300    Stride Rite Corp.......................          39,600
                                                        --------------
                                                               123,075
                                                        --------------
               SPECIALIZED SERVICES (1.0%)
      1,350    Block (H.&R.), Inc.....................          39,994
      1,425    CUC International, Inc.*...............          35,269
        700    Interpublic Group of Companies, Inc....          34,563
      2,150    Safety-Kleen Corp......................          34,669
      1,400    Service Corp. International............          40,600
                                                        --------------
                                                               185,095
                                                        --------------
               SPECIALTY PRINTING (0.6%)
      1,200    Deluxe Corp............................          36,900
      1,200    Donnelley (R.R.) & Sons Co.............          37,500
      1,150    Harland (John H.) Co...................          33,494
                                                        --------------
                                                               107,894
                                                        --------------
               STEEL & IRON (1.4%)
      1,600    Allegheny Teledyne Inc.................          38,000
      7,400    Armco, Inc.*...........................          33,300
      4,000    Bethlehem Steel Corp.*.................          34,000
      2,000    Inland Steel Industries, Inc...........          38,250
        750    Nucor Corp.............................          39,000
      1,150    USX-U.S. Steel Group...................          36,369
      1,950    Worthington Industries, Inc............          37,781
                                                        --------------
                                                               256,700
                                                        --------------
               TELECOMMUNICATIONS - LONG DISTANCE (1.0%)
      1,000    AT&T Corp..............................          39,375
      1,700    Frontier Corp..........................          37,188
      1,100    MCI Communications Corp................          38,500
        850    Sprint Corp............................          34,638
      1,500    WorldCom, Inc.*........................          37,688
                                                        --------------
                                                               187,389
                                                        --------------
               TELECOMMUNICATIONS - WIRELESS (0.2%)
      1,500    Airtouch Communications, Inc.*.........          38,813
                                                        --------------
               TEXTILES (1.0%)
        950    Fruit of the Loom, Inc. (Class A)*.....          38,119
        850    Liz Claiborne, Inc.....................          35,806
      1,100    Russell Corp...........................          35,475
        900    Springs Industries, Inc. (Class A).....          38,025
        600    VF Corp................................          39,900
                                                        --------------
                                                               187,325
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               TOBACCO (0.6%)
        700    American Brands, Inc...................  $       35,700
        350    Philip Morris Companies, Inc...........          41,606
      1,100    UST, Inc...............................          33,825
                                                        --------------
                                                               111,131
                                                        --------------
               TOYS (0.4%)
        850    Hasbro Inc.............................          33,575
      1,350    Mattel, Inc............................          37,969
                                                        --------------
                                                                71,544
                                                        --------------
               TRUCKERS (0.4%)
      1,850    Caliber System, Inc....................          40,700
      1,250    Ryder System, Inc......................          35,625
                                                        --------------
                                                                76,325
                                                        --------------
               UTILITIES - ELECTRIC (5.0%)
        900    American Electric Power Co., Inc.......          37,238
      1,350    Baltimore Gas & Electric Co............          37,125
      1,050    Carolina Power & Light Co..............          39,506
      1,300    Central & South West Corp..............          32,825
        950    CINergy Corp...........................          32,775
      1,100    Consolidated Edison Co. of New York,
                 Inc..................................          34,100
      1,100    Detroit Edison Co......................          34,513
      1,000    Dominion Resources, Inc................          39,625
        700    Duke Power Co..........................          32,813
      1,700    Edison International...................          36,338
      1,450    Entergy Corp...........................          38,969
        800    FPL Group, Inc.........................          35,400
      1,000    General Public Utilities Corp..........          33,500
      1,700    Houston Industries, Inc................          38,463
      3,700    Niagara Mohawk Power Corp.*............          37,463
        750    Northern States Power Co...............          34,594
      1,550    Ohio Edison Co.........................          35,844
      1,750    PacifiCorp.............................          37,188
      1,700    Peco Energy Co.........................          39,100
      1,700    PG & E Corp............................          38,675
      1,700    PP&L Resources, Inc....................          38,463
      1,400    Public Service Enterprise Group,
                 Inc..................................          38,325
      1,500    Southern Co............................          32,813
        850    Texas Utilities Co.....................          34,425
      1,600    Unicom Corp............................          37,800
      1,000    Union Electric Co......................          38,000
                                                        --------------
                                                               945,880
                                                        --------------

  NUMBER OF
   SHARES                                                   VALUE
----------------------------------------------------------------------
               UTILITIES - NATURAL GAS (2.7%)
        800    Coastal Corp...........................  $       38,700
        600    Columbia Gas System, Inc...............          39,075
        650    Consolidated Natural Gas Co............          36,156
      1,000    Eastern Enterprises....................          32,875
        800    Enron Corp.............................          33,000
      1,500    ENSERCH Corp...........................          34,125
        950    NICOR, Inc.............................          34,319
      2,350    NorAm Energy Corp......................          36,719
      1,250    ONEOK, Inc.............................          37,031
      1,200    Pacific Enterprises....................          36,150
        900    PanEnergy Corp.........................          41,513
      1,100    Peoples Energy Corp....................          36,575
        700    Sonat, Inc.............................          37,275
        900    Williams Cos., Inc.....................          36,113
                                                        --------------
                                                               509,626
                                                        --------------
               UTILITIES - TELEPHONE (1.7%)
      1,050    Alltel Corp............................          33,731
        650    Ameritech Corp.........................          38,838
        550    Bell Atlantic Corp.....................          36,988
        850    BellSouth Corp.........................          37,719
        800    GTE Corp...............................          37,600
        700    NYNEX Corp.............................          35,438
        950    Pacific Telesis Group..................          37,288
        650    SBC Communications, Inc................          35,669
      1,100    U.S. West Communications Group.........          36,163
                                                        --------------
                                                               329,434
                                                        --------------
               WASTE MANAGEMENT (0.6%)
      1,200    Browning-Ferris Industries, Inc........          39,000
      2,900    Laidlaw Inc. (Class B) (Canada)........          37,700
      1,100    WMX Technologies, Inc..................          40,288
                                                        --------------
                                                               116,988
                                                        --------------

               TOTAL COMMON STOCKS
               (IDENTIFIED COST $13,792,523)..........      18,612,989
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                 VALUE
----------------------------------------------------------------------
               SHORT-TERM INVESTMENT (a) (4.7%)
               U.S. GOVERNMENT AGENCY (4.7%)
  $     890    Federal Home Loan Mortgage Corp.
                 5.21-5.48% due 02/03/97-02/06/97
                 (Amortized Cost $889,608)............  $      889,608
                                                        --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $14,682,131) (B).............   102.9%     19,502,597

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS........................................    (2.9)       (547,004)
                                                --------   -----------

NET ASSETS....................................   100.0%    $18,955,593
                                                --------   -----------
                                                --------   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,018,362 and the aggregate gross unrealized depreciation is $197,896, resulting in net unrealized appreciation of $4,820,466.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMMON STOCKS (89.8%)
             ARGENTINA (0.6%)
             ENERGY
    13,428   Astra Cia Argentina de Petroleo
               S.A................................  $       25,186
     1,500   YPF S.A. (Class D) (ADR).............          41,813
                                                    --------------
                                                            66,999
                                                    --------------
             TELECOMMUNICATIONS
       600   Telefonica de Argentina S.A. (ADR)
               (Class B)..........................          18,300
                                                    --------------

             TOTAL ARGENTINA......................          85,299
                                                    --------------
             AUSTRALIA (1.0%)
             BUSINESS SERVICES
     4,800   Mayne Nickless Ltd...................          28,511
                                                    --------------
             ENERGY
     1,700   Broken Hill Proprietary Co. Ltd......          23,307
     2,500   Woodside Petroleum Ltd...............          17,652
                                                    --------------
                                                            40,959
                                                    --------------
             FOODS & BEVERAGES
    30,000   Goodman Fielder Ltd..................          36,600
                                                    --------------
             METALS & MINING
    20,000   M.I.M. Holdings Ltd..................          26,687
    14,000   Pasminco Ltd.........................          24,553
                                                    --------------
                                                            51,240
                                                    --------------
             TOTAL AUSTRALIA......................         157,310
                                                    --------------

             BELGIUM (0.3%)
             RETAIL
     1,000   G.I.B. Holdings Ltd..................          46,418
                                                    --------------
             BRAZIL (2.5%)
             RETAIL
     2,000   Companhia Brasileiras de Distribuicao
               (GDR) - 144A**.....................          44,760
                                                    --------------
             STEEL
     1,100   Companhia Siderurgica Nacional
               (ADR)..............................          35,002
                                                    --------------
             STEEL & IRON
     3,000   Usinas Siderurgicas de Minas Gerais
               S.A. (S Shares) (ADR)..............          32,400
                                                    --------------
             TELECOMMUNICATIONS
     1,200   Telecommunicacoes Brasileiras S.A.
               (ADR)..............................         104,700
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UTILITIES - ELECTRIC
     6,000   Centrais Electricas Brasileiras S.A.
               (Class B) (ADR)....................  $      122,640
     1,200   Companhia Energetica de Minas Gerais
               S.A. (ADR).........................          49,500
                                                    --------------
                                                           172,140
                                                    --------------

             TOTAL BRAZIL.........................         389,002
                                                    --------------

             CANADA (1.1%)
             ENERGY
     4,700   Gulf Canada Resources, Ltd.*.........          38,188
       900   Talisman Energy, Inc.*...............          31,623
                                                    --------------
                                                            69,811
                                                    --------------
             TRANSPORTATION
     2,500   Canadian National Railway Co.........          99,343
                                                    --------------

             TOTAL CANADA.........................         169,154
                                                    --------------

             CHILE (0.8%)
             CHEMICALS
       470   Sociedad Quimica y Minera de Chile
               S.A. (B Shares) (ADR)..............          27,377
                                                    --------------
             FOODS & BEVERAGES
     2,000   Compania Cervecerias Unidas S.A.
               (ADR)..............................          32,750
                                                    --------------
             PHARMACEUTICALS
     1,300   Laboratorio Chile S.A. (ADR).........          22,588
                                                    --------------
             TELECOMMUNICATIONS
     1,487   Compania de Telecommunicaciones de
               Chile S.A. (ADR)...................          36,989
                                                    --------------

             TOTAL CHILE..........................         119,704
                                                    --------------

             DENMARK (0.9%)
             PHARMACEUTICALS
       800   Novo-Nordisk AS (Series B)...........          74,197
                                                    --------------
             TRANSPORTATION
       600   Kobenhavns Lufthavne AS..............          65,722
                                                    --------------

             TOTAL DENMARK........................         139,919
                                                    --------------

             FINLAND (0.4%)
             MANUFACTURING
       800   KCI Konecranes International*........          24,593
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             PHARMACEUTICALS
     1,000   Orion-yhtymae OY (B Shares)..........  $       36,602
                                                    --------------

             TOTAL FINLAND........................          61,195
                                                    --------------
             FRANCE (4.0%)
             BROADCAST MEDIA
       200   Societe Television Francaise 1.......          17,656
                                                    --------------
             BUILDING MATERIALS
       200   Compagnie de Saint-Gobain............          30,758
                                                    --------------
             DISTRIBUTION
       100   Guilbert S.A.........................          18,072
                                                    --------------
             ENERGY
       700   Elf Aquitaine S.A....................          67,932
                                                    --------------
             FINANCIAL SERVICES
       350   Credit Local de France...............          31,309
                                                    --------------
             FOODS & BEVERAGES
       260   LVMH Moet-Hennessy Louis Vuitton.....          65,781
                                                    --------------
             HOUSEHOLD PRODUCTS
       370   Societe BIC S.A......................          58,976
                                                    --------------
             INSURANCE
     1,200   AXA-UAP..............................          79,154
     1,400   Scor.................................          50,348
                                                    --------------
                                                           129,502
                                                    --------------
             PHARMACEUTICALS
       550   Sanofi S.A...........................          55,164
                                                    --------------
             RETAIL
       100   Carrefour Supermarche................          59,998
       180   Castorama Dubois Investissement......          29,602
                                                    --------------
                                                            89,600
                                                    --------------
             STEEL & IRON
     2,800   Usinor Sacilor.......................          39,772
                                                    --------------
             TOTAL FRANCE.........................         604,522
                                                    --------------

             GERMANY (3.3%)
             APPAREL
       400   Adidas AG............................          37,811
                                                    --------------
             AUTOMOTIVE
        90   Bayerische Motoren Werke (BMW) AG....          57,613
       200   Volkswagen AG........................          93,855
                                                    --------------
                                                           151,468
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             CHEMICALS
     1,400   BASF AG..............................  $       50,662
     1,200   Bayer AG.............................          45,548
       600   SGL Carbon AG........................          79,197
                                                    --------------
                                                           175,407
                                                    --------------
             MACHINERY - DIVERSIFIED
       100   Mannesmann AG........................          38,689
                                                    --------------
             PHARMACEUTICALS
     1,000   Gehe AG..............................          65,967
                                                    --------------
             UTILITIES - ELECTRIC
       700   VEBA AG..............................          38,701
                                                    --------------

             TOTAL GERMANY........................         508,043
                                                    --------------

             HONG KONG (4.3%)
             BANKING
     6,000   Hang Seng Bank Ltd...................          70,657
     3,140   HSBC Holdings PLC....................          72,739
                                                    --------------
                                                           143,396
                                                    --------------
             CONGLOMERATES
    10,000   Hutchison Whampoa, Ltd...............          75,497
     6,500   Swire Pacific Ltd. (Class A).........          59,768
                                                    --------------
                                                           135,265
                                                    --------------
             HOTELS
    44,000   Harbour Centre Development...........          65,869
                                                    --------------
             REAL ESTATE
    10,000   Cheung Kong (Holdings) Ltd...........          93,241
     5,000   Henderson Land Development Co.
               Ltd................................          46,298
    17,000   New World Infrastructure Ltd.*.......          50,241
     3,000   Sun Hung Kai Properties Ltd..........          33,877
                                                    --------------
                                                           223,657
                                                    --------------
             TELECOMMUNICATIONS
     2,200   Hong Kong Telecommunications, Ltd.
               (ADR)..............................          37,950
                                                    --------------
             UTILITIES
    23,000   Hong Kong & China Gas Co. Ltd........          43,336
                                                    --------------

             TOTAL HONG KONG......................         649,473
                                                    --------------

             INDONESIA (0.2%)
             TELECOMMUNICATIONS
     1,100   PT Indosat (ADR).....................          30,937
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             ITALY (1.6%)
             APPAREL
       400   Fila Holding SpA (ADR)...............  $       27,400
                                                    --------------
             ENERGY
     1,500   Ente Nazionale Idrocarburi SpA
               (ADR)..............................          83,250
                                                    --------------
             RETAIL
       700   Gucci Group NV.......................          48,825
                                                    --------------
             TELECOMMUNICATIONS
    16,000   Stet Societa' Finanziaria Telefonica
               SpA................................          78,958
                                                    --------------

             TOTAL ITALY..........................         238,433
                                                    --------------

             JAPAN (16.2%)
             AUTOMOTIVE
     2,000   Honda Motor Co.......................          53,555
     3,000   Suzuki Motor Co. Ltd.................          28,426
                                                    --------------
                                                            81,981
                                                    --------------
             BANKING
     9,000   Asahi Bank, Ltd......................          61,547
                                                    --------------
             BUILDING & CONSTRUCTION
     7,000   Sekisui House Ltd....................          62,289
                                                    --------------
             BUILDING MATERIALS
     1,000   Toyo Shutter.........................           5,026
                                                    --------------
             BUSINESS SERVICES
     2,000   Secom Co.............................         107,934
                                                    --------------
             CHEMICALS
    12,000   Asahi Chemical Industry Co. Ltd......          62,091
     8,000   Kaneka Corp..........................          35,660
     6,000   Nippon Shokubai K.K. Co..............          35,297
                                                    --------------
                                                           133,048
                                                    --------------
             COMPUTER SOFTWARE
     1,000   Square Co. Ltd.......................          52,731
                                                    --------------
             CONSUMER PRODUCTS
     4,000   Kao Corp.............................          42,185
                                                    --------------
             ELECTRONICS
     6,000   Canon, Inc...........................         127,050
     9,000   Hitachi, Ltd.........................          54,948
     4,000   Matsushita Electric Industrial Co.,
               Ltd................................          60,311
     6,000   NEC Corp.............................          70,199
     3,000   Sharp Corp...........................          41,032
     2,000   Sony Corp............................         134,794
     1,000   TDK Corp.............................          63,937
                                                    --------------
                                                           552,271
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
     1,000   Rohm Co., Ltd........................  $       65,502
                                                    --------------
             ENGINEERING & CONSTRUCTION
     8,000   Kawasaki Heavy Industries............          31,177
                                                    --------------
             FINANCIAL SERVICES
     4,000   Nomura Securities Co. Ltd............          51,084
     2,000   Orix Corp............................          85,029
     1,000   Promise Co., Ltd.....................          41,608
                                                    --------------
                                                           177,721
                                                    --------------
             FURNITURE
     1,000   Itoki Crebio Corp....................           5,150
                                                    --------------
             INTERNATIONAL TRADE
    10,000   Mitsui & Co..........................          73,494
                                                    --------------
             LEISURE
     2,000   Nintendo Corp., Ltd..................         130,840
                                                    --------------
             MACHINE TOOLS
     7,000   Asahi Diamond Industries Co. Ltd.....          59,405
                                                    --------------
             MACHINERY
     9,000   Komatsu Ltd..........................          63,401
     8,000   Minebea Co., Ltd.....................          63,805
    11,000   Mitsubishi Heavy Industries, Ltd.....          79,122
     1,000   Nippon Thompson Co...................           6,921
                                                    --------------
                                                           213,249
                                                    --------------
             MANUFACTURING
     1,000   Bridgestone Metalpha Corp............           7,992
                                                    --------------
             PHARMACEUTICALS
     5,000   Eisai Co. Ltd........................          96,399
     1,000   Sankyo Co. Ltd.......................          26,036
     1,000   Terumo...............................          13,677
                                                    --------------
                                                           136,112
                                                    --------------
             REAL ESTATE
     1,000   Cesar Co.............................           5,158
                                                    --------------
             RESTAURANTS
         5   Yoshinoya D & C Company Ltd..........          54,379
                                                    --------------
             RETAIL
     2,000   Aoyama Trading Co., Ltd..............          51,413
     4,000   Izumiya Co. Ltd......................          57,345
     2,000   Jusco Co.............................          55,862
                                                    --------------
                                                           164,620
                                                    --------------
             TELECOMMUNICATIONS
        10   DDI Corp.............................          61,218
         8   Nippon Telegraph & Telephone.........          57,675
                                                    --------------
                                                           118,893
                                                    --------------
             TEXTILES - APPAREL
     4,000   Kuraray Co. Ltd......................          33,616
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             TRANSPORTATION
     9,000   Nippon Yusen Kabushiki Kaish.........  $       35,223
     6,000   Yamato Transport Co. Ltd.............          55,368
                                                    --------------
                                                            90,591
                                                    --------------

             TOTAL JAPAN..........................       2,466,911
                                                    --------------
             MALAYSIA (2.9%)
             BANKING
    11,000   DCB Holdings Berhad..................          41,605
     4,000   Malayan Banking Berhad...............          44,260
    22,666   Public Bank Berhad...................          50,160
                                                    --------------
                                                           136,025
                                                    --------------
             BUILDING & CONSTRUCTION
     9,000   United Engineers (Malaysia) Berhad
               Ltd................................          80,755
                                                    --------------
             CONGLOMERATES
    10,000   Road Builder (M) Holdings Berhad.....          59,953
                                                    --------------
             ENTERTAINMENT
    25,000   Magnum Corporation Berhad............          50,296
                                                    --------------
             FINANCIAL SERVICES
     6,000   Arab Malaysian Finance Berhad........          36,937
                                                    --------------
             MACHINERY
     6,000   UMW Holdings Berhad..................          30,177
                                                    --------------
             NATURAL GAS
     5,000   Petronas Gas Berhad..................          18,106
                                                    --------------
             TOBACCO
    15,000   RJ Reynolds Berhad...................          37,420
                                                    --------------
             TOTAL MALAYSIA.......................         449,669
                                                    --------------
             MEXICO (2.6%)
             AUTOMOTIVE
     4,000   Sanluis Corporacion S.A. de C.V.
               (Units)+...........................          22,418
                                                    --------------
             BANKING
    15,000   Grupo Financiero Banamex Accival S.A.
               de C.V. (B Shares)*................          30,710
       609   Grupo Financiero Banamex Accival S.A.
               de C.V. (Series L)*................           1,163
                                                    --------------
                                                            31,873
                                                    --------------
             BUILDING & CONSTRUCTION
     8,000   Corporacion GEO S.A. de C.V. (Series
               B)*................................          39,411
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             BUILDING MATERIALS
     7,087   Cemex, S.A. de C.V. (B Shares).......  $       29,110
                                                    --------------
             CONGLOMERATES
       700   DESC S.A. de C.V. (Series C)
               (ADR)*.............................          16,450
     6,914   Grupo Industria Alfa S.A. de C.V. (A
               Shares)............................          36,273
                                                    --------------
                                                            52,723
                                                    --------------
             FOODS & BEVERAGES
     6,000   Fomento Economico Mexicano S.A. de
               C.V. (B Shares)....................          21,152
       750   Panamerican Beverages, Inc. (Class
               A).................................          39,281
                                                    --------------
                                                            60,433
                                                    --------------
             MANUFACTURING
     2,000   Elamex S.A. de C.V.*.................          20,500
                                                    --------------
             MEDIA
     1,400   Grupo Televisa S.A. (GDR)*...........          36,225
                                                    --------------
             METALS & MINING
     4,200   Tubos de Acero de Mexico S.A. de C.V.
               (ADR)*.............................          73,500
                                                    --------------
             TELECOMMUNICATIONS
     1,000   Telefonos de Mexico S.A. de C.V.
               (Series L) (ADR)...................          37,625
                                                    --------------

             TOTAL MEXICO.........................         403,818
                                                    --------------

             NETHERLANDS (4.1%)
             BANKING
       900   ABN-AMRO Holding NV..................          59,224
                                                    --------------
             BUILDING MATERIALS
       400   Hunter Douglas NV....................          27,387
                                                    --------------
             BUSINESS & PUBLIC SERVICES
       700   Randstad Holdings NV.................          48,612
                                                    --------------
             CHEMICALS
       400   Akzo Nobel...........................          56,186
                                                    --------------
             COMPUTER SOFTWARE
     1,000   Baan Co., NV*........................          45,375
                                                    --------------
             FOOD PROCESSING
       200   Nutricia Verenigde Bedrijven NV......          28,691
                                                    --------------
             FURNITURE
       700   Ahrend Groep NV......................          42,221
                                                    --------------
             INSURANCE
       500   Aegon NV.............................          30,593
       875   ING Groep NV.........................          32,950
                                                    --------------
                                                            63,543
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             MEDIA
     1,100   PolyGram NV..........................  $       48,416
                                                    --------------
             PUBLISHING
     2,900   Elsevier NV..........................          44,596
       500   Wolters Kluwer NV....................          61,675
                                                    --------------
                                                           106,271
                                                    --------------
             RETAIL
       900   Koninklijke Ahold NV.................          55,507
                                                    --------------
             TRANSPORTATION
       900   Koninklijke Van Ommeren NV...........          39,369
                                                    --------------

             TOTAL NETHERLANDS....................         620,802
                                                    --------------
             NORWAY (0.2%)
             INSURANCE
     6,500   Storebrand ASA*......................          38,989
                                                    --------------

             PANAMA (0.2%)
             BANKING
       700   Banco Latinoamericano de
               Exportaciones S.A. (E Shares)......          36,137
                                                    --------------
             PERU (0.3%)
             METALS & MINING
     1,500   Compania de Minas Buenaventura S.A.
               (Series B) (ADR)...................          23,812
                                                    --------------
             TELECOMMUNICATIONS
     1,000   CPT Telefonica del Peru S.A. (Class
               B) (ADR)...........................          21,625
                                                    --------------

             TOTAL PERU...........................          45,437
                                                    --------------
             PORTUGAL (0.2%)
             TELECOMMUNICATIONS
     1,100   Portugal Telecom S.A. (ADR)..........          37,675
                                                    --------------

             SINGAPORE (1.8%)
             BANKING
     4,500   Development Bank of Singapore,
               Ltd................................          62,376
     5,000   United Overseas Bank, Ltd............          58,288
                                                    --------------
                                                           120,664
                                                    --------------
             PUBLISHING
     4,000   Singapore Press Holdings Ltd.........          80,182
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             REAL ESTATE
    17,000   DBS Land Ltd.........................  $       70,088
                                                    --------------

             TOTAL SINGAPORE......................         270,934
                                                    --------------

             SOUTH AFRICA (0.1%)
             BREWERS
       700   South African Breweries Ltd. (ADR)...          18,638
                                                    --------------

             SOUTH KOREA (0.2%)
             TELECOMMUNICATIONS
     2,060   Korea Mobile Telecommunications
               (ADR)..............................          30,643
                                                    --------------

             SPAIN (1.5%)
             BANKS
     1,100   Banco Bilbao Vizcaya.................          66,753
       200   Banco Popular Espanol S.A............          36,324
                                                    --------------
                                                           103,077
                                                    --------------
             NATURAL GAS
       200   Gas Natural SDG S.A. (Series E)......          46,861
                                                    --------------
             TELECOMMUNICATIONS
       500   Telefonica de Espana S.A. (ADR)......          35,000
                                                    --------------
             UTILITIES - ELECTRIC
       700   Empresa Nacional de Electricidad
               S.A................................          45,658
                                                    --------------

             TOTAL SPAIN..........................         230,596
                                                    --------------

             SWEDEN (1.8%)
             AUTOMOTIVE
     2,200   Scania AB (A Shares).................          55,548
                                                    --------------
             FINANCE
     1,200   OM Gruppen AB........................          36,094
                                                    --------------
             MACHINERY
     2,300   Kalmar Industries AB.................          37,446
                                                    --------------
             MANUFACTURING
     1,200   Assa Abloy AB (Series B).............          22,517
                                                    --------------
             PHARMACEUTICALS
     1,000   Astra AB (Series "A" Free)...........          47,669
                                                    --------------
             TELECOMMUNICATIONS
     2,250   Ericsson (L.M.) Telephone Co. AB
               (Series "B" Free)..................          75,437
                                                    --------------

             TOTAL SWEDEN.........................         274,711
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             SWITZERLAND (1.4%)
             ENGINEERING
        40   ABB AG - Bearer......................  $       51,196
                                                    --------------
             PHARMACEUTICALS
        32   Novartis AG*.........................          36,658
        30   Novartis AG-Bearer*..................          34,304
        10   Roche Holdings AG....................          87,869
                                                    --------------
                                                           158,831
                                                    --------------
             TOTAL SWITZERLAND....................         210,027
                                                    --------------

             UNITED KINGDOM (9.6%)
             AEROSPACE
    11,300   Rolls-Royce PLC......................          43,369
                                                    --------------
             AEROSPACE & DEFENSE
     2,451   British Aerospace PLC................          49,820
     2,900   Smiths Industries PLC................          36,157
     3,000   Vickers PLC..........................          12,868
                                                    --------------
                                                            98,845
                                                    --------------
             AUTO PARTS
     7,116   BBA Group PLC........................          39,862
                                                    --------------
             BANKING
     3,600   Abbey National PLC...................          45,172
     1,300   Barclays Bank, PLC...................          24,031
     4,453   Lloyds TSB Group PLC.................          34,210
     3,999   National Westminster Bank PLC........          49,331
                                                    --------------
                                                           152,744
                                                    --------------
             BEVERAGES
     3,500   Bass PLC.............................          47,391
     4,000   Guinness PLC.........................          27,721
                                                    --------------
                                                            75,112
                                                    --------------
             BROADCAST MEDIA
     3,600   Flextech PLC*........................          40,333
                                                    --------------
             BUILDING & CONSTRUCTION
     5,766   Blue Circle Industries PLC...........          35,853
                                                    --------------
             BUSINESS SERVICES
     3,400   Compass Group PLC....................          36,677
     3,000   Reuters Holdings PLC.................          31,450
                                                    --------------
                                                            68,127
                                                    --------------
             CHEMICALS
     4,000   Albright & Wilson PLC................          10,371
                                                    --------------
             COMPUTER SOFTWARE & SERVICES
     1,500   SEMA Group PLC.......................          26,408
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             CONGLOMERATES
     8,300   BTR PLC..............................  $       34,339
     9,200   Tomkins PLC..........................          41,229
                                                    --------------
                                                            75,568
                                                    --------------
             CONSUMER PRODUCTS
     2,000   Vendome Luxury Group PLC (Units)+....          15,973
                                                    --------------
             ELECTRICAL EQUIPMENT
     3,300   BICC Group PLC.......................          15,158
                                                    --------------
             ENERGY
     5,475   British Petroleum Co. PLC............          64,406
     7,100   Shell Transport & Trading Co. PLC....         122,272
                                                    --------------
                                                           186,678
                                                    --------------
             FOOD PROCESSING
       600   Associated British Foods PLC.........           4,605
                                                    --------------
             INSURANCE
     2,765   General Accident PLC.................          35,713
     5,847   Prudential Corp. PLC.................          50,440
     5,441   Royal & Sun Alliance Insurance Group
               PLC................................          41,626
                                                    --------------
                                                           127,779
                                                    --------------
             LEISURE
     2,644   Granada Group PLC....................          38,001
                                                    --------------
             PHARMACEUTICALS
     6,126   Glaxo Wellcome PLC...................          97,949
     5,104   Medeva PLC...........................          23,527
                                                    --------------
                                                           121,476
                                                    --------------
             RETAIL
     4,300   Next PLC.............................          39,297
                                                    --------------
             TELECOMMUNICATIONS
    16,000   British Telecommunications PLC.......         109,346
     9,602   Securicor PLC........................          44,798
     6,900   Vodafone Group PLC...................          29,928
                                                    --------------
                                                           184,072
                                                    --------------
             TRANSPORTATION
     2,873   British Airways PLC..................          27,267
                                                    --------------
             UTILITIES
     3,155   Thames Water PLC.....................          34,135
                                                    --------------

             TOTAL UNITED KINGDOM.................       1,461,033
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UNITED STATES (25.4%)
             AEROSPACE & DEFENSE
       800   Lockheed Martin Corp.................  $       73,600
     4,700   Loral Space & Communications*........          81,075
                                                    --------------
                                                           154,675
                                                    --------------
             AUTOMOTIVE
     2,100   Chrysler Corp........................          73,237
                                                    --------------
             BEVERAGES - SOFT DRINKS
     2,300   PepsiCo Inc..........................          80,212
                                                    --------------
             BIOTECHNOLOGY
     1,500   Biochem Pharma, Inc.*................          84,187
     1,700   Biogen, Inc.*........................          79,475
     2,300   Centocor, Inc.*......................          87,687
                                                    --------------
                                                           251,349
                                                    --------------
             BUSINESS SYSTEMS
     2,000   Electronic Data Systems Corp.........          92,000
                                                    --------------
             CHEMICALS
     1,200   Dow Chemical Co......................          92,550
     2,050   Monsanto Co..........................          77,644
     1,600   Praxair, Inc.........................          74,200
                                                    --------------
                                                           244,394
                                                    --------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE
     1,400   Cisco Systems, Inc.*.................          97,475
                                                    --------------
             COMPUTERS - PERIPHERAL EQUIPMENT
     2,000   Seagate Technology, Inc.*............         103,000
                                                    --------------
             COMPUTERS - SYSTEMS
     1,700   Diebold, Inc.........................         100,300
     1,760   Hewlett-Packard Co...................          92,620
     3,000   Sun Microsystems, Inc.*..............          94,875
                                                    --------------
                                                           287,795
                                                    --------------
             ELECTRICAL EQUIPMENT
     1,100   Honeywell, Inc.......................          79,337
                                                    --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
       625   Intel Corp...........................         101,328
                                                    --------------
             ENTERTAINMENT
     1,060   Walt Disney Co.......................          77,645
                                                    --------------
             FINANCIAL - MISCELLANEOUS
     2,500   Ahmanson (H.F.) & Co.................          93,750
     1,550   American Express Co..................          96,681
     2,700   Collective Bancorp, Inc..............          91,800
     2,500   Fannie Mae...........................          98,750
     1,400   Golden West Financial Corp...........          93,975
     2,900   Great Western Financial Corp.........          91,712
     1,900   Travelers Group, Inc.................          99,512
                                                    --------------
                                                           666,180
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             FOODS
     1,200   General Mills, Inc...................  $       81,300
                                                    --------------
             HEALTHCARE - DIVERSIFIED
     4,300   Humana, Inc.*........................          81,700
     1,020   PacifiCare Health Systems, Inc.
               (Class B)*.........................          81,855
                                                    --------------
                                                           163,555
                                                    --------------
             HOUSEHOLD PRODUCTS
       850   Colgate-Palmolive Co.................          82,238
                                                    --------------
             MEDICAL PRODUCTS & SUPPLIES
     2,000   Baxter International, Inc............          92,250
     1,200   Medtronic, Inc.......................          82,200
                                                    --------------
                                                           174,450
                                                    --------------
             MEDICAL SERVICES
     1,300   HBO & Co.............................          81,250
                                                    --------------
             OIL INTEGRATED - INTERNATIONAL
       730   Atlantic Richfield Co................          96,543
     1,400   Chevron Corp.........................          92,925
       900   Exxon Corp...........................          93,263
       730   Mobil Corp...........................          95,813
                                                    --------------
                                                           378,544
                                                    --------------
             PHARMACEUTICALS
     1,500   Abbott Laboratories..................          81,563
     1,300   American Home Products Corp..........          82,388
                                                    --------------
                                                           163,951
                                                    --------------
             REGIONAL BANKS
     2,450   First Tennessee National Corp........          99,225
                                                    --------------
             RETAIL - MAIL ORDER/GENERAL MERCHANDISING
     1,550   Sears, Roebuck & Co..................          74,400
                                                    --------------
             RETAIL - SPECIALTY APPAREL
     2,600   Gap, Inc.............................          74,750
                                                    --------------
             SEMICONDUCTORS
     3,400   Teradyne Inc.*.......................         104,975
                                                    --------------
             SHOES
     1,180   Nike, Inc. (Class B).................          80,093
                                                    --------------

             TOTAL UNITED STATES..................       3,867,358
                                                    --------------

             VENEZUELA (0.3%)
             TELECOMMUNICATIONS
     1,500   Compania Anonima Nacional Telefonos
               de Venezuela (Class D) (ADR)*......          42,375
                                                    --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $12,447,720)........      13,705,162
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (10.9%)
             U.S. GOVERNMENT AGENCY (a) (7.4%)
 $   1,125   Federal Home Loan Mortgage Corp.
               5.25% due 02/04/97 (Amortized Cost
               $1,124,508)........................  $    1,124,508
                                                    --------------
             REPURCHASE AGREEMENT (3.5%)
       527   The Bank of New York 5.25% due
               02/03/97 (dated 01/31/97; proceeds
               $527,687 collateralized by $527,263
               Federal Farm Credit Bank 4.95% due
               03/03/97 valued at $538,005)
               (Identified Cost $527,456).........         527,456
                                                    --------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $1,651,964).........       1,651,964
                                                    --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $14,099,684).............   100.7%     15,357,126

LIABILITIES IN EXCESS OF OTHER ASSETS.....    (0.7)       (103,675)
                                            --------   -----------

NET ASSETS................................   100.0%    $15,253,451
                                            --------   -----------
                                            --------   -----------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 +   Consists of more than one class of common stock traded together as a unit.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,734,729 and the aggregate gross unrealized depreciation is $477,287, resulting in net unrealized appreciation of $1,257,442.

          FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1997:

                            IN
   CONTRACTS TO          EXCHANGE          DELIVERY        UNREALIZED
     RECEIVE                FOR              DATE         DEPRECIATION
   --------------------------------------------------------------------
      DEM 104,713   $            64,209    02/04/97         $    (310)
     FIM  180,720   $            37,132    02/04/97               (95)
      MXN  80,922   $            10,368    02/04/97               (13)
 $         24,815         SEK   180,158    02/04/97               (42)
 $          6,133        ITL  9,906,192    02/06/97               (12)
                                                                -----
      Total unrealized depreciation  ................       $    (472)
                                                                -----
                                                                -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
SUMMARY OF INVESTMENTS JANUARY 31, 1997

                                                                  PERCENT OF
INDUSTRY                                           VALUE          NET ASSETS
------------------------------------------------------------------------------
Aerospace..................................  $          43,369           0.3%
Aerospace & Defense........................            253,520           1.7
Apparel....................................             65,211           0.4
Auto Parts.................................             39,862           0.3
Automotive.................................            384,652           2.5
Banking....................................            741,610           4.9
Banks......................................            103,077           0.7
Beverages..................................             75,112           0.5
Beverages - Soft Drinks....................             80,212           0.5
Biotechnology..............................            251,349           1.7
Brewers....................................             18,638           0.1
Broadcast Media............................             57,989           0.4
Building & Construction....................            218,308           1.4
Building Materials.........................             92,281           0.6
Business & Public Services.................             48,612           0.3
Business Services..........................            204,572           1.3
Business Systems...........................             92,000           0.6
Chemicals..................................            646,783           4.2
Communications Equipment & Software........             97,475           0.6
Computer Software..........................             98,106           0.6
Computer Software & Services...............             26,408           0.2
Computers - Peripheral Equipment...........            103,000           0.7
Computers - Systems........................            287,795           1.9
Conglomerates..............................            323,509           2.1
Consumer Products..........................             58,158           0.4
Distribution...............................             18,072           0.1
Electrical Equipment.......................             94,495           0.6
Electronics................................            552,271           3.6
Electronics - Semiconductors/Components....            166,830           1.1
Energy.....................................            515,629           3.4
Engineering................................             51,196           0.3
Engineering & Construction.................             31,177           0.2
Entertainment..............................            127,941           0.8
Finance....................................             36,094           0.2
Financial - Miscellaneous..................            666,180           4.4
Financial Services.........................            245,967           1.6
Food Processing............................             33,296           0.2
Foods......................................             81,300           0.5
Foods & Beverages..........................            195,564           1.3
Furniture..................................             47,371           0.3
Healthcare Diversified.....................            163,555           1.1

                                                                  PERCENT OF
INDUSTRY                                           VALUE          NET ASSETS
------------------------------------------------------------------------------
Hotels.....................................  $          65,869           0.4%
Household Products.........................            141,214           0.9
Insurance..................................            359,813           2.4
International Trade........................             73,494           0.5
Leisure....................................            168,841           1.1
Machine Tools..............................             59,405           0.4
Machinery..................................            280,872           1.8
Machinery - Diversified....................             38,689           0.3
Manufacturing..............................             75,602           0.5
Media......................................             84,641           0.6
Medical Products & Supplies................            174,450           1.1
Medical Services...........................             81,250           0.5
Metals & Mining............................            148,552           1.0
Natural Gas................................             64,967           0.4
Oil Integrated - International.............            378,544           2.5
Pharmaceuticals............................            882,557           5.8
Publishing.................................            186,453           1.2
Real Estate................................            298,903           2.0
Regional Banks.............................             99,225           0.7
Repurchase Agreement.......................            527,456           3.5
Restaurants................................             54,379           0.4
Retail.....................................            489,027           3.2
Retail - Mail Order........................             74,400           0.5
Retail - Specialty Apparel.................             74,750           0.5
Semiconductors.............................            104,975           0.7
Shoes......................................             80,093           0.5
Steel......................................             35,002           0.2
Steel & Iron...............................             72,172           0.5
Telecommunications.........................            891,179           5.8
Textiles - Apparel.........................             33,616           0.2
Tobacco....................................             37,420           0.3
Transportation.............................            322,292           2.1
U.S. Government Agency.....................          1,124,508           7.4
Utilities..................................             77,471           0.5
Utilities - Electric.......................            256,499           1.7
                                             -----------------         -----
                                             $      15,357,126         100.7%
                                             -----------------         -----
                                             -----------------         -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                 VALUE          NET ASSETS
------------------------------------------------------------------------------
Common Stocks..............................  $      13,705,162          89.8%
Short-Term Investments.....................          1,651,964          10.9
                                             -----------------         -----
                                             $      15,357,126         100.7%
                                             -----------------         -----
                                             -----------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (50.3%)
             AEROSPACE & DEFENSE (1.3%)
     3,905   Honeywell, Inc........................  $      281,648
                                                     --------------
             ALUMINUM (0.5%)
     1,600   Aluminum Co. of America...............         110,400
                                                     --------------
             AUTOMOTIVE (2.3%)
     8,000   Chrysler Corp.........................         279,000
     3,500   Ford Motor Co.........................         112,437
     1,600   General Motors Corp...................          94,400
                                                     --------------
                                                            485,837
                                                     --------------
             BANKS (0.5%)
       330   Wells Fargo & Co......................         100,567
                                                     --------------
             BANKS - MONEY CENTER (0.6%)
     1,000   Citicorp..............................         116,375
                                                     --------------
             BANKS - THRIFT INSTITUTIONS (0.9%)
     1,500   Golden West Financial Corp............         100,687
     4,200   Roosevelt Financial Group, Inc........          90,300
                                                     --------------
                                                            190,987
                                                     --------------
             BEVERAGES - SOFT DRINKS (0.6%)
     3,400   PepsiCo Inc...........................         118,575
                                                     --------------
             BROKERAGE (0.5%)
     1,350   Merrill Lynch & Co., Inc..............         113,737
                                                     --------------
             CABLE/CELLULAR (0.8%)
     9,400   U.S. West Media Group*................         175,075
                                                     --------------
             CHEMICALS (1.1%)
     1,250   Dow Chemical Co.......................          96,406
     3,750   Monsanto Co...........................         142,031
                                                     --------------
                                                            238,437
                                                     --------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.6%)
     1,840   Cisco Systems, Inc.*..................         128,110
                                                     --------------
             COMPUTER SOFTWARE (1.5%)
     1,800   Microsoft Corp.*......................         183,375
     3,150   Oracle Corp.*.........................         122,062
                                                     --------------
                                                            305,437
                                                     --------------
             COMPUTERS (2.8%)
     5,200   Dell Computer Corp.*..................         343,850
     3,900   Gateway 2000, Inc.*...................         237,900
                                                     --------------
                                                            581,750
                                                     --------------
             COMPUTERS - PERIPHERAL EQUIPMENT (0.7%)
     2,720   Seagate Technology, Inc.*.............         140,080
                                                     --------------

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             COMPUTERS - SYSTEMS (2.0%)
     2,300   Diebold, Inc..........................  $      135,700
     1,630   Electronic Data Systems Corp..........          74,980
     2,200   Hewlett-Packard Co....................         115,775
     3,300   Sun Microsystems, Inc.*...............         104,362
                                                     --------------
                                                            430,817
                                                     --------------
             CONGLOMERATES (1.3%)
     2,580   General Electric Co...................         265,740
                                                     --------------
             CONSUMER PRODUCTS (1.1%)
     4,800   Tupperware Corp.......................         225,000
                                                     --------------
             ELECTRICAL EQUIPMENT (2.7%)
     2,410   Emerson Electric Co...................         237,987
     1,900   Sony Corp. (ADR) (Japan)..............         128,013
    11,500   Westinghouse Electric Corp............         211,313
                                                     --------------
                                                            577,313
                                                     --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (2.3%)
     3,000   Intel Corp............................         486,375
                                                     --------------
             ENTERTAINMENT/GAMING (1.2%)
     7,000   Circus Circus Enterprises, Inc.*......         246,750
                                                     --------------
             FINANCIAL SERVICES (2.0%)
     5,000   American Express Co...................         311,875
     2,600   Federal National Mortgage Assoc.......         102,700
                                                     --------------
                                                            414,575
                                                     --------------
             FOODS (2.2%)
     1,430   Campbell Soup Co......................         118,690
     1,260   General Mills, Inc....................          85,365
     7,000   Quaker Oats Company (The).............         268,625
                                                     --------------
                                                            472,680
                                                     --------------
             FOREST PRODUCTS (0.4%)
     2,100   Champion International Corp...........          87,938
                                                     --------------
             HARDWARE & TOOLS (1.0%)
     6,000   Black & Decker Corp...................         201,000
                                                     --------------
             HEALTHCARE - MISCELLANEOUS (2.5%)
    11,200   Humana, Inc.*.........................         212,800
     4,000   PacifiCare Health Systems, Inc. (Class
               B)*.................................         321,000
                                                     --------------
                                                            533,800
                                                     --------------
             HOSPITAL MANAGEMENT (1.0%)
    24,000   Transitional Hospitals Corp.*.........         219,000
                                                     --------------
             HOUSEHOLD APPLIANCES (1.1%)
    11,000   Maytag Corp...........................         225,500
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                 VALUE
-------------------------------------------------------------------
             INSURANCE (0.1%)
       172   Aetna Inc. (Class C) (Conv. Pref.)
               $1.19...............................  $       13,459
                                                     --------------
             LEISURE (1.3%)
     7,500   Carnival Corp. (Class A)..............         275,625
                                                     --------------
             OFFICE EQUIPMENT (0.7%)
     3,500   Ikon Office Solutions, Inc............         154,438
                                                     --------------
             OIL DRILLING & SERVICES (0.7%)
     1,350   Schlumberger, Ltd.....................         150,019
                                                     --------------
             OIL INTEGRATED - INTERNATIONAL (2.7%)
     2,070   Chevron Corp..........................         137,396
     1,400   Exxon Corp............................         145,075
     1,000   Mobil Corp............................         131,250
     1,500   Texaco, Inc...........................         158,813
                                                     --------------
                                                            572,534
                                                     --------------
             PAPER (0.2%)
     1,750   Unisource Worldwide, Inc..............          38,063
                                                     --------------
             PHARMACEUTICALS (1.8%)
     1,800   Abbott Laboratories...................          97,875
     2,400   American Home Products Corp...........         152,100
     2,200   Johnson & Johnson.....................         126,775
                                                     --------------
                                                            376,750
                                                     --------------
             RAILROADS (0.8%)
     1,950   Norfolk Southern Corp.................         172,819
                                                     --------------
             RETAIL - DEPARTMENT STORES (0.7%)
     4,200   Dayton-Hudson Corp....................         158,025
                                                     --------------
             RETAIL - SPECIALTY (3.0%)
    10,000   Bed Bath & Beyond, Inc.*..............         275,000
     2,400   Costco Companies, Inc.*...............          63,600
     2,300   Home Depot, Inc.......................         113,850
     9,500   Pier 1 Imports, Inc...................         175,750
                                                     --------------
                                                            628,200
                                                     --------------
             RETAIL - SPECIALTY APPAREL (0.6%)
     4,400   Gap, Inc..............................         126,500
                                                     --------------
             SHOES (1.0%)
     3,000   Nike, Inc. (Class B)..................         203,625
                                                     --------------
             STEEL (1.2%)
     4,300   Inland Steel Industries, Inc..........          82,238
     3,450   Nucor Corp............................         179,400
                                                     --------------
                                                            261,638
                                                     --------------
             TOTAL COMMON AND PREFERRED STOCKS
             (IDENTIFIED COST $7,721,446)..........      10,605,198
                                                     --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
             CORPORATE BONDS (11.5%)
             AIRLINES (0.5%)
 $     100   America West Airlines, Inc.
               6.86% due 07/02/04..................  $       99,125
                                                     --------------
             AUTOMOTIVE - FINANCE (0.6%)
        15   Ford Capital BV (Netherlands)
               9.375% due 05/15/01.................          16,492
       100   GMAC Pass Thru Asset Trust 97-144A**
               6.50% due 01/17/00..................         100,250
                                                     --------------
                                                            116,742
                                                     --------------
             BANK HOLDING COMPANIES (0.5%)
       100   Standard Federal Bancorp
               7.75% due 07/17/06..................         103,757
                                                     --------------
             BANKS (1.8%)
       100   Bank One Corp
               9.875% due 03/01/09.................         120,651
       100   Central Fidelity Banks, Inc.
               8.15% due 11/15/02..................         105,692
        50   First Nationwide Bank
               10.00% due 10/01/06.................          57,487
       100   People's Bank-Bridgeport
               7.20% due 12/01/06..................          98,030
                                                     --------------
                                                            381,860
                                                     --------------
             BANKS - INTERNATIONAL (0.4%)
       100   Banque Paribas of New York
               6.875% due 03/01/09.................          95,280
                                                     --------------
             BROKERAGE (0.2%)
        50   Paine Webber Group, Inc.
               8.25% due 05/01/02..................          52,745
                                                     --------------
             FINANCIAL (0.5%)
       100   Vesta Capital Trust I-144A**
               8.525% due 01/15/27.................         101,125
                                                     --------------
             FINANCIAL SERVICES (1.7%)
       100   Capital One Bank
               8.125% due 03/01/00.................         103,642
       100   Markel Capital Trust I-144A**
               8.71% due 01/01/46..................         102,125
       100   MBNA Capital Inc.
               8.278% due 12/01/26.................         101,125
        50   RHG Finance Corp.
               8.875% due 10/01/05.................          51,852
                                                     --------------
                                                            358,744
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
             INSURANCE (1.3%)
 $     100   Associates Corp. N.A.
               6.375% due 08/15/99.................  $      100,018
        50   Conseco, Inc.
               10.50% due 12/15/04.................          59,055
       100   Farmers Insurance Exchange - 144A**
               8.50% due 08/01/04..................         105,750
                                                     --------------
                                                            264,823
                                                     --------------
             INTERNATIONAL TRADE (0.5%)
       100   Guangdong International Trust &
               Investment -144A** (China)
               8.75% due 10/24/16..................         103,625
                                                     --------------
             METALS & MINING (0.5%)
       100   Freeport-McMoran C & G Co.
               7.50% due 11/15/06..................          98,665
                                                     --------------
             MISCELLANEOUS (0.5%)
       100   Placer Dome, Inc. (Canada)
               8.50% due 12/31/45..................          98,125
                                                     --------------
             OIL & GAS PRODUCTS (0.4%)
       100   Mitchell Energy & Development Corp.
               6.75% due 02/15/04..................          95,959
                                                     --------------
             OIL - DOMESTIC (0.3%)
        50   Occidental Petroleum Corp.
               11.125% due 08/01/10................          65,650
                                                     --------------
             RAILROAD EQUIPMENT (0.5%)
       100   Anixter International Inc.
               8.00% due 09/15/03..................         101,668
                                                     --------------
             STEEL (0.0%)
        10   Pohang Iron & Steel Co., Ltd. (South
               Korea)
               7.50% due 08/01/02..................          10,273
                                                     --------------
             TELECOMMUNICATIONS (0.5%)
       100   Total Access Communication - 144A**
               (Thailand)
               8.375% due 11/04/06.................         100,625
                                                     --------------
             TOBACCO (0.5%)
       100   Philip Morris Companies, Inc.
               7.65% due 07/01/08..................         102,323
                                                     --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
             UTILITIES - ELECTRIC (0.3%)
 $      20   Long Island Lighting Co.
               6.25% due 07/15/01..................  $       19,382
        50   Niagara Mohawk Power Corp.
               9.25% due 10/01/01..................          51,338
                                                     --------------
                                                             70,720
                                                     --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $2,407,973)..........       2,421,834
                                                     --------------

             U.S. GOVERNMENT OBLIGATIONS (26.3%)
       100   U.S. Treasury Bond
               6.25% due 08/15/23..................          92,287
       315   U.S. Treasury Bond
               6.875% due 08/15/25.................         315,636
       150   U.S. Treasury Bond
               7.625% due 02/15/25.................         163,924
       305   U.S. Treasury Note
               5.625% due 11/30/00.................         299,242
       500   U.S. Treasury Note
               5.75% due 08/15/03..................         483,530
       450   U.S. Treasury Note
               6.00% due 08/31/97..................         451,152
        50   U.S. Treasury Note
               6.375% due 01/15/99.................          50,441
       175   U.S. Treasury Note
               6.50% due 05/15/97..................         175,569
       100   U.S. Treasury Note
               6.50% due 08/31/01..................         100,932
       515   U.S. Treasury Note
               6.50% due 05/15/05..................         515,912
       300   U.S. Treasury Note
               6.75% due 04/30/00..................         305,289
       360   U.S. Treasury Note
               6.875% due 08/31/99.................         367,135
       640   U.S. Treasury Note
               7.25% due 05/15/04..................         670,477
       400   U.S. Treasury Note
               7.25% due 08/15/04..................         419,160
       350   U.S. Treasury Note
               7.50% due 02/15/05..................         372,449
       700   U.S. Treasury Note
               7.75% due 12/31/99..................         730,688

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-------------------------------------------------------------------
 $      25   U.S. Treasury Note
               7.875% due 11/15/99.................  $       26,141
                                                     --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $5,512,686)..........       5,539,964
                                                     --------------

             SHORT-TERM INVESTMENTS (10.1%)
             U.S. GOVERNMENT AGENCY (a) (9.0%)
     1,885   Federal National Mortgage Assoc. 5.28%
               due 02/10/97 (Amortized Cost
               $1,882,512).........................       1,882,512
                                                     --------------

             REPURCHASE AGREEMENT (1.1%)
       236   The Bank of New York 5.25% due
               02/03/97 (dated 01/31/97; proceeds
               $236,527; collateralized by $239,335
               U.S. Treasury Note 5.375% due
               11/30/97 valued at $241,152)
               (Identified Cost $236,423)..........         236,423
                                                     --------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $2,118,935)..........       2,118,935
                                                     --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $17,761,040) (B)..........    98.2%     20,685,931

OTHER ASSETS IN EXCESS OF LIABILITIES......     1.8         385,937
                                             --------   -----------

NET ASSETS.................................   100.0%    $21,071,868
                                             --------   -----------
                                             --------   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,017,391 and the aggregate gross unrealized depreciation is $92,500, resulting in net unrealized appreciation of $2,924,891.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 1997 (UNAUDITED)
                                                             U.S.
                                                          GOVERNMENT         U.S.        INTERMEDIATE
                                             LIQUID         MONEY         GOVERNMENT        INCOME
                                             ASSET          MARKET        SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*....  $ 22,199,597  $   7,386,181   $   10,370,955  $   4,478,783
Cash....................................        13,822          5,561           35,275         23,632
Receivable for:
    Investments sold....................            --             --               --             --
    Shares of beneficial interest
      sold..............................        14,491             --           13,996         13,960
    Dividends...........................            --             --               --             --
    Interest............................            --             --           92,304         85,888
    Foreign withholding taxes
      reclaimed.........................            --             --               --             --
Prepaid expenses and other assets.......        28,434         14,837           20,289         19,993
Deferred organizational expenses........         2,475          2,630            2,543          2,541
Receivable from affiliate...............           284         11,775               --          5,874
                                          ------------  --------------  --------------  --------------
     TOTAL ASSETS.......................    22,259,103      7,420,984       10,535,362      4,630,671
                                          ------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
    Investments purchased...............            --             --               --             --
    Shares of beneficial interest
      repurchased.......................     2,234,975          1,076          113,434         17,156
    Dividends to shareholders...........            --             --            3,279          1,356
    Investment management fees..........        14,702             --              460             --
Accrued expenses and other payables.....        19,473         16,441           18,518         15,964
Organizational expenses payable.........         5,441          5,596            5,509          5,506
                                          ------------  --------------  --------------  --------------
     TOTAL LIABILITIES..................     2,274,591         23,113          141,200         39,982
                                          ------------  --------------  --------------  --------------
NET ASSETS:
Paid-in-capital.........................    19,984,500      7,397,867       10,453,359      4,695,636
Accumulated undistributed net investment
  income
  (accumulated net investment loss).....            12              4               31            474
Accumulated undistributed net realized
  gain (accumulated net realized
  loss).................................            --             --           (2,693)       (65,272)
Net unrealized appreciation
  (depreciation)........................            --             --          (56,535)       (40,149)
                                          ------------  --------------  --------------  --------------
     NET ASSETS.........................  $ 19,984,512  $   7,397,871   $   10,394,162  $   4,590,689
                                          ------------  --------------  --------------  --------------
                                          ------------  --------------  --------------  --------------
     *IDENTIFIED COST...................  $ 22,199,597  $   7,386,181   $   10,427,490  $   4,518,932
                                          ------------  --------------  --------------  --------------
                                          ------------  --------------  --------------  --------------
     SHARES OF BENEFICIAL INTEREST
     OUTSTANDING........................    19,984,500      7,397,867        1,067,539        482,400
                                          ------------  --------------  --------------  --------------
                                          ------------  --------------  --------------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES OF $.01 PAR
VALUE)..................................         $1.00          $1.00            $9.74          $9.52
                                          ------------  --------------  --------------  --------------
                                          ------------  --------------  --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)

                                          AMERICAN     CAPITAL     DIVIDEND                 VALUE-ADDED    GLOBAL
                                            VALUE       GROWTH      GROWTH      UTILITIES     MARKET       EQUITY     STRATEGIST
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...  $43,864,256  $2,565,859  $87,232,563  $ 5,791,220  $19,502,597  $15,357,126  $20,685,931
Cash...................................       87,987      11,840       36,224           --       64,061           --           --
Receivable for:
    Investments sold...................      326,257      44,107       77,922           --      450,105       67,173      218,558
    Shares of beneficial interest
      sold.............................       71,616      67,812      379,319       10,734       14,854       39,929      119,873
    Dividends..........................       28,123         725      103,193       20,222       18,084        6,973        5,880
    Interest...........................           --          --           --          185           --           77      162,341
    Foreign withholding taxes
      reclaimed........................          500          --           --          895           --        4,737          144
Prepaid expenses and other assets......       27,334      22,223       43,764        8,938       30,769       28,157        6,694
Deferred organizational expenses.......        2,722       2,722        2,536        2,543        2,722        2,543        2,536
Receivable from affiliate..............           --       3,678           --       11,093           --        6,881        3,421
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL ASSETS......................   44,408,795   2,718,966   87,875,521    5,845,830   20,083,192   15,513,596   21,205,378
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for:
    Investments purchased..............    1,047,368      43,477      660,825           --      655,252      226,212       98,469
    Shares of beneficial interest
      repurchased......................       86,757         551      295,628        3,163      451,213        9,959       15,506
    Dividends to shareholders..........           --          --           --           --           --           --           --
    Investment management fees.........       27,434          --       53,463           --        8,743          495           --
Accrued expenses and other payables....        6,772       7,832       29,123       12,181        6,704       17,970       14,034
Organizational expenses payable........        5,687       5,687        5,501        5,509        5,687        5,509        5,501
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL LIABILITIES.................    1,174,018      57,547    1,044,540       20,853    1,127,599      260,145      133,510
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS:
Paid-in-capital........................   33,773,981   2,189,935   67,192,217    4,638,361   14,125,695   13,679,280   17,955,515
Accumulated undistributed net
  investment income
  (accumulated net investment loss)....       28,121      (1,584)      98,562       37,986       16,730        8,445       55,639
Accumulated undistributed net realized
  gain (accumulated net realized
  loss)................................    2,806,353     115,810    3,834,179      156,612       (7,298)     308,759      135,823
Net unrealized appreciation
  (depreciation).......................    6,626,322     357,258   15,706,023      992,018    4,820,466    1,256,967    2,924,891
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
     NET ASSETS........................  $43,234,777  $2,661,419  $86,830,981  $ 5,824,977  $18,955,593  $15,253,451  $21,071,868
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
     *IDENTIFIED COST..................  $37,237,934  $2,208,601  $71,526,540  $ 4,799,202  $14,682,131  $14,099,684  $17,761,040
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
     SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.......................    2,950,043     182,686    5,241,203      450,713    1,209,220    1,234,508    1,551,442
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES OF $.01
PAR VALUE).............................       $14.66      $14.57       $16.57       $12.92       $15.68       $12.36       $13.58
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  ----------  -----------  -----------  -----------  -----------  -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)
                                                             U.S.
                                                          GOVERNMENT         U.S.        INTERMEDIATE
                                             LIQUID          MONEY        GOVERNMENT        INCOME
                                              ASSET         MARKET        SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest................................  $     843,742  $   219,904     $   336,367     $   169,960
Dividends...............................             --           --              --              --
                                          -------------  -------------   -------------   -------------
     TOTAL INCOME.......................        843,742      219,904         336,367         169,960
                                          -------------  -------------   -------------   -------------
EXPENSES
Investment management fees..............         77,849       20,657          33,154          16,945
Transfer agent fees and expenses........         21,349        3,189          18,497           2,812
Shareholder reports and notices.........         20,708        4,704           3,891             634
Professional fees.......................          8,979        7,796          10,578           8,286
Trustees' fees and expenses.............          2,920          600             335              84
Registration fees.......................          6,180        3,605           6,516           4,259
Custodian fees..........................          4,148        2,161           2,062           1,355
Organizational expenses.................          1,374        1,374           1,374           1,374
Other...................................          2,235          513             981           1,521
                                          -------------  -------------   -------------   -------------
     TOTAL EXPENSES.....................        145,742       44,599          77,388          37,270
     LESS: AMOUNTS WAIVED/REIMBURSED....             --       (4,505)        (26,396)        (11,276)
                                          -------------  -------------   -------------   -------------
     NET EXPENSES.......................        145,742       40,094          50,992          25,994
                                          -------------  -------------   -------------   -------------
     NET INVESTMENT INCOME (LOSS).......        698,000      179,810         285,375         143,966
                                          -------------  -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)................             --           --           3,093         (36,460)
Net change in unrealized
  appreciation/depreciation.............             --           --         171,093          78,891
                                          -------------  -------------   -------------   -------------
     NET GAIN...........................             --           --         174,186          42,431
                                          -------------  -------------   -------------   -------------
NET INCREASE............................  $     698,000  $   179,810     $   459,561     $   186,397
                                          -------------  -------------   -------------   -------------
                                          -------------  -------------   -------------   -------------

------------------
*    Net of $145, $2,766, $229, $518, $4,862 and $63 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)

                                          AMERICAN    CAPITAL    DIVIDEND                 VALUE-ADDED    GLOBAL
                                            VALUE      GROWTH     GROWTH      UTILITIES      MARKET      EQUITY     STRATEGIST
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...............................  $    82,420  $  3,432  $    42,002  $    29,440  $    15,771   $  30,447   $   316,321
Dividends..............................      178,488*    6,931    1,179,636*     111,119*     183,238*     67,060*       70,571*
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
     TOTAL INCOME......................      260,908    10,363    1,221,638      140,559      199,009      97,507       386,892
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
EXPENSES
Investment management fees.............      197,869    10,154      308,607       29,986       46,450      68,419        83,263
Transfer agent fees and expenses.......       32,200     1,489       36,800        8,842        5,437      13,840        24,168
Shareholder reports and notices........        8,637       395        9,526        1,899        3,101       1,201         2,488
Professional fees......................        7,360     8,037        7,360        8,130        6,156       6,544         8,004
Trustees' fees and expenses............          920         2        2,024          195          374         276           429
Registration fees......................        2,216     3,303        9,885       14,770        3,342       3,063        15,414
Custodian fees.........................          184     2,266        4,001        2,125        7,934       9,958         5,505
Organizational expenses................        1,374     1,374        1,374        1,374        1,374       1,374         1,374
Other..................................          315       257        1,089        1,257          214       5,090         1,805
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
     TOTAL EXPENSES....................      251,075    27,277      380,666       68,578       74,382     109,765       142,450
     LESS: AMOUNTS WAIVED/REIMBURSED...      (18,288)  (15,330)          --      (28,598)          --     (41,208)      (44,495)
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
     NET EXPENSES......................      232,787    11,947      380,666       39,980       74,382      68,557        97,955
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
     NET INVESTMENT INCOME (LOSS)......       28,121    (1,584)     840,972      100,579      124,627      28,950       288,937
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss)...............    3,269,210   147,120    4,475,079      287,991      543,322     312,823       199,975
Net change in unrealized
  appreciation/depreciation............    5,549,279   249,094    8,405,099      387,712    2,654,744     685,386     2,030,554
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
     NET GAIN..........................    8,818,489   396,214   12,880,178      675,703    3,198,066     998,209     2,230,529
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
NET INCREASE...........................  $ 8,846,610  $394,630  $13,721,150  $   776,282  $ 3,322,693   $1,027,159  $ 2,519,466
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------
                                         -----------  --------  -----------  -----------  ------------  ---------   -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                  LIQUID ASSET          U.S. GOVERNMENT MONEY MARKET
                                          ----------------------------  -----------------------------
                                           FOR THE SIX                   FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR   MONTHS ENDED    FOR THE YEAR
                                          JAN. 31, 1997      ENDED      JAN. 31, 1997       ENDED
                                           (UNAUDITED)   JULY 31, 1996   (UNAUDITED)    JULY 31, 1996
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...................  $     698,000  $   3,416,056  $    179,810    $     727,122
Net realized gain (loss)................             --             --            --               --
Net change in unrealized
  appreciation/depreciation.............             --             --            --               --
                                          -------------  -------------  -------------   -------------
     NET INCREASE.......................        698,000      3,416,056       179,810          727,122
                                          -------------  -------------  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...................       (698,030)    (3,416,043)     (179,808)        (727,125)
Net realized gain.......................             --             --            --               --
                                          -------------  -------------  -------------   -------------
     TOTAL..............................       (698,030)    (3,416,043)     (179,808)        (727,125)
                                          -------------  -------------  -------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST:
Net proceeds from sales.................     19,377,147    177,956,895     5,408,522       27,880,399
Reinvestment of dividends and
  distributions.........................        698,030      3,416,043       179,808          727,125
Cost of shares repurchased..............    (42,843,273)  (174,251,486)   (4,818,238)     (32,674,558)
                                          -------------  -------------  -------------   -------------
     NET INCREASE (DECREASE)............    (22,768,096)     7,121,452       770,092       (4,067,034)
                                          -------------  -------------  -------------   -------------
     TOTAL INCREASE (DECREASE)..........    (22,768,126)     7,121,465       770,094       (4,067,037)
NET ASSETS:
Beginning of period.....................     42,752,638     35,631,173     6,627,777       10,694,814
                                          -------------  -------------  -------------   -------------
     END OF PERIOD......................  $  19,984,512  $  42,752,638  $  7,397,871    $   6,627,777
                                          -------------  -------------  -------------   -------------
                                          -------------  -------------  -------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME.....  $          12  $          42  $          4    $           2
                                          -------------  -------------  -------------   -------------
                                          -------------  -------------  -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold....................................     19,377,147    177,956,895     5,408,522       27,880,399
Issued in reinvestment of dividends and
  distributions.........................        698,030      3,416,043       179,808          727,125
Repurchased.............................    (42,843,273)  (174,251,486)   (4,818,238)     (32,674,558)
                                          -------------  -------------  -------------   -------------
NET INCREASE (DECREASE).................    (22,768,096)     7,121,452       770,092       (4,067,034)
                                          -------------  -------------  -------------   -------------
                                          -------------  -------------  -------------   -------------

------------------
*    Net Investment Loss

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              INTERMEDIATE INCOME
                                          U.S. GOVERNMENT SECURITIES              SECURITIES
                                         -----------------------------   -----------------------------
                                          FOR THE SIX                     FOR THE SIX
                                         MONTHS ENDED    FOR THE YEAR    MONTHS ENDED    FOR THE YEAR
                                         JAN. 31, 1997       ENDED       JAN. 31, 1997       ENDED
                                          (UNAUDITED)    JULY 31, 1996    (UNAUDITED)    JULY 31, 1996
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................  $    285,375    $     434,937   $    143,966    $     218,492
Net realized gain (loss)...............         3,093           18,226        (36,460)         (27,045)
Net change in unrealized
  appreciation/depreciation............       171,093         (149,772)        78,891         (116,038)
                                         -------------   -------------   -------------   -------------
     NET INCREASE......................       459,561          303,391        186,397           75,409
                                         -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................      (285,368)        (434,913)      (143,492)        (218,918)
Net realized gain......................       (22,188)              --             --           (4,854)
                                         -------------   -------------   -------------   -------------
     TOTAL.............................      (307,556)        (434,913)      (143,492)        (223,772)
                                         -------------   -------------   -------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST:
Net proceeds from sales................     3,623,030        9,506,649      2,902,326        4,840,703
Reinvestment of dividends and
  distributions........................       276,189          433,619        103,515          217,069
Cost of shares repurchased.............    (2,307,875)      (5,369,758)    (2,629,773)      (1,731,472)
                                         -------------   -------------   -------------   -------------
     NET INCREASE (DECREASE)...........     1,591,344        4,573,510        376,068        3,326,300
                                         -------------   -------------   -------------   -------------
     TOTAL INCREASE (DECREASE).........     1,743,349        4,441,988        418,973        3,177,937
NET ASSETS:
Beginning of period....................     8,650,813        4,208,825      4,171,716          993,779
                                         -------------   -------------   -------------   -------------
     END OF PERIOD.....................  $ 10,394,162    $   8,650,813   $  4,590,689    $   4,171,716
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME....  $         31    $          24   $        474    $          --
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold...................................       374,843          971,490        304,857          499,259
Issued in reinvestment of dividends and
  distributions........................        28,401           44,420         10,883           22,618
Repurchased............................      (237,456)        (547,637)      (276,782)        (181,670)
                                         -------------   -------------   -------------   -------------
NET INCREASE (DECREASE)................       165,788          468,273         38,958          340,207
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------


                                                AMERICAN VALUE                  CAPITAL GROWTH
                                         -----------------------------   -----------------------------

                                          FOR THE SIX                     FOR THE SIX
                                         MONTHS ENDED    FOR THE YEAR    MONTHS ENDED    FOR THE YEAR
                                         JAN. 31, 1997       ENDED       JAN. 31, 1997       ENDED
                                          (UNAUDITED)    JULY 31, 1996    (UNAUDITED)    JULY 31, 1996
---------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................  $      28,121   $     244,604   $     (1,584)   $      6,999
Net realized gain (loss)...............      3,269,210       4,355,860        147,120          31,476
Net change in unrealized
  appreciation/depreciation............      5,549,279      (2,487,467)       249,094          45,817
                                         -------------   -------------   -------------   -------------
     NET INCREASE......................      8,846,610       2,112,997        394,630          84,292
                                         -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................        (93,984)       (299,827)        (2,106)         (8,566)
Net realized gain......................     (3,137,375)     (2,309,181)       (56,080)         (4,860)
                                         -------------   -------------   -------------   -------------
     TOTAL.............................     (3,231,359)     (2,609,008)       (58,186)        (13,426)
                                         -------------   -------------   -------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST:
Net proceeds from sales................     11,382,591      21,806,112        642,580       1,518,128
Reinvestment of dividends and
  distributions........................      3,227,638       2,602,757          2,105          13,426
Cost of shares repurchased.............    (17,312,067)     (6,172,981)      (307,563)       (292,073)
                                         -------------   -------------   -------------   -------------
     NET INCREASE (DECREASE)...........     (2,701,838)     18,235,888        337,122       1,239,481
                                         -------------   -------------   -------------   -------------
     TOTAL INCREASE (DECREASE).........      2,913,413      17,739,877        673,566       1,310,347
NET ASSETS:
Beginning of period....................     40,321,364      22,581,487      1,987,853         677,506
                                         -------------   -------------   -------------   -------------
     END OF PERIOD.....................  $  43,234,777   $  40,321,364   $  2,661,419    $  1,987,853
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME....  $      28,121   $      93,984   $     (1,584)*  $      2,106
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold...................................        797,724       1,603,955         46,723         119,028
Issued in reinvestment of dividends and
  distributions........................        237,676         203,340            156           1,087
Repurchased............................     (1,168,140)       (447,666)       (21,878)        (23,095)
                                         -------------   -------------   -------------   -------------
NET INCREASE (DECREASE)................       (132,740)      1,359,629         25,001          97,020
                                         -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                   DIVIDEND GROWTH                        UTILITIES
                                          ----------------------------------   -------------------------------
                                           FOR THE SIX                          FOR THE SIX
                                           MONTHS ENDED      FOR THE YEAR       MONTHS ENDED     FOR THE YEAR
                                          JAN. 31, 1997          ENDED         JAN. 31, 1997        ENDED
                                           (UNAUDITED)       JULY 31, 1996      (UNAUDITED)     JULY 31, 1996
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...................  $      840,972      $    1,244,989   $     100,579    $      205,110
Net realized gain (loss)................       4,475,079           2,317,010         287,991           (13,965)
Net change in unrealized
  appreciation/depreciation.............       8,405,099           2,701,826         387,712           257,350
                                          --------------   -----------------   --------------   --------------
     NET INCREASE.......................      13,721,150           6,263,825         776,282           448,495
                                          --------------   -----------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...................      (1,092,600)         (1,199,564)        (95,955)         (230,987)
Net realized gain.......................      (2,463,125)           (590,466)             --                --
                                          --------------   -----------------   --------------   --------------
     TOTAL..............................      (3,555,725)         (1,790,030)        (95,955)         (230,987)
                                          --------------   -----------------   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST:
Net proceeds from sales.................      19,135,465          36,503,267       1,751,007         3,456,194
Reinvestment of dividends and
  distributions.........................       3,540,696           1,779,713          94,099           227,657
Cost of shares repurchased..............     (15,773,217)         (8,398,184)     (4,293,753)       (1,687,882)
                                          --------------   -----------------   --------------   --------------
     NET INCREASE (DECREASE)............       6,902,944          29,884,796      (2,448,647)        1,995,969
                                          --------------   -----------------   --------------   --------------
     TOTAL INCREASE (DECREASE)..........      17,068,369          34,358,591      (1,768,320)        2,213,477
NET ASSETS:
Beginning of period.....................      69,762,612          35,404,021       7,593,297         5,379,820
                                          --------------   -----------------   --------------   --------------
     END OF PERIOD......................  $   86,830,981      $   69,762,612   $   5,824,977    $    7,593,297
                                          --------------   -----------------   --------------   --------------
                                          --------------   -----------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT INCOME.....  $       98,562      $      350,190   $      37,986    $       33,362
                                          --------------   -----------------   --------------   --------------
                                          --------------   -----------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold....................................       1,195,742           2,524,798         140,468           288,411
Issued in reinvestment of dividends and
  distributions.........................         221,330             126,953           7,622            18,947
Repurchased.............................        (949,717)           (583,926)       (341,268)         (141,590)
                                          --------------   -----------------   --------------   --------------
NET INCREASE (DECREASE).................         467,355           2,067,825        (193,178)          165,768
                                          --------------   -----------------   --------------   --------------
                                          --------------   -----------------   --------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                            VALUE-ADDED MARKET            GLOBAL EQUITY                 STRATEGIST
                                        --------------------------  --------------------------  --------------------------
                                        FOR THE SIX                 FOR THE SIX                 FOR THE SIX
                                        MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                                          JAN. 31,       ENDED        JAN. 31,       ENDED        JAN. 31,       ENDED
                                            1997        JULY 31,        1997        JULY 31,        1997        JULY 31,
                                        (UNAUDITED)       1996      (UNAUDITED)       1996      (UNAUDITED)       1996
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................. $   124,627   $    331,372  $    28,950   $     84,531  $   288,937   $    287,670
Net realized gain (loss)...............     543,322        186,832      312,823        434,795      199,975        730,868
Net change in unrealized
  appreciation/depreciation............   2,654,744      1,044,025      685,386         47,491    2,030,554        291,438
                                        ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE......................   3,322,693      1,562,229    1,027,159        566,817    2,519,466      1,309,976
                                        ------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................    (280,000)      (257,479)     (70,000)      (126,784)    (408,001)      (244,742)
Net realized gain......................    (698,399)       (78,439)    (367,529)            --     (699,995)      (159,285)
                                        ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL.............................    (978,399)      (335,918)    (437,529)      (126,784)  (1,107,996)      (404,027)
                                        ------------  ------------  ------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST:
Net proceeds from sales................   3,958,153      6,512,239    3,765,167      6,329,119    2,931,556     12,101,707
Reinvestment of dividends and
  distributions........................     948,926        329,833      435,668        121,869    1,107,086        403,090
Cost of shares repurchased.............  (8,675,015)    (1,769,137)  (1,222,257)    (2,492,083)  (1,873,950)    (2,673,732)
                                        ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE (DECREASE)...........  (3,767,936)     5,072,935    2,978,578      3,958,905    2,164,692      9,831,065
                                        ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL INCREASE (DECREASE).........  (1,423,642)     6,299,246    3,568,208      4,398,938    3,576,162     10,737,014
NET ASSETS:
Beginning of period....................  20,379,235     14,079,989   11,685,243      7,286,305   17,495,706      6,758,692
                                        ------------  ------------  ------------  ------------  ------------  ------------
     END OF PERIOD..................... $18,955,593   $ 20,379,235  $15,253,451   $ 11,685,243  $21,071,868   $ 17,495,706
                                        ------------  ------------  ------------  ------------  ------------  ------------
                                        ------------  ------------  ------------  ------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT INCOME.... $    16,730   $    172,103  $     8,445   $     49,495  $    55,639   $    174,703
                                        ------------  ------------  ------------  ------------  ------------  ------------
                                        ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold...................................     258,723        468,279      307,930        542,027      218,708        972,731
Issued in reinvestment of dividends and
  distributions........................      62,594         24,706       35,887         10,862       83,616         34,364
Repurchased............................    (575,419)      (129,743)    (100,030)      (214,741)    (139,138)      (218,134)
                                        ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE)................    (254,102)       363,242      243,787        338,148      163,186        788,961
                                        ------------  ------------  ------------  ------------  ------------  ------------
                                        ------------  ------------  ------------  ------------  ------------  ------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                         COMMENCEMENT                                               COMMENCEMENT
                                        OF OPERATIONS                                              OF OPERATIONS
                                     --------------------                                       --------------------
Liquid Asset.......................     December 30, 1992  Dividend Growth....................       January 7, 1993
U.S. Government Money Market.......      January 20, 1993  Utilities..........................       January 8, 1993
U.S. Government Securities.........       January 8, 1993  Value-Added Market.................      February 1, 1993
Intermediate Income Securities.....      January 12, 1993  Global Equity......................       January 8, 1993
American Value.....................      February 1, 1993  Strategist.........................       January 7, 1993
Capital Growth.....................      February 2, 1993

The investment objectives of each Series are as follows:

        SERIES                               INVESTMENT OBJECTIVE
Liquid Asset             Seeks high current income, preservation of capital and
                         liquidity by investing in short-term money market
                         instruments.
U.S. Government Money    Seeks high current income, preservation of capital and
Market                   liquidity by investing primarily in money market instruments which are issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities.
U.S. Government          Seeks high current income consistent with safety of principal
Securities               by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its
                         instrumentalities.
Intermediate Income      Seeks high current income consistent with safety of principal
Securities               by investing primarily in intermediate term, investment grade fixed-income securities.
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of
                         companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
Capital Growth           Seeks long-term capital growth by investing primarily in
                         common stocks.
Dividend Growth          Seeks to provide reasonable current income and long-term
                         growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
Utilities                Seeks to provide current income and long-term growth of
                         income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

        SERIES                               INVESTMENT OBJECTIVE
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                         income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of
                         common stocks of the companies which are represented in the
                         Standard & Poor's 500 Composite Stock Price Index.
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective
                         through investments in all types of common stocks and
                         equivalents, preferred stocks and bonds and other debt
                         obligations of domestic and foreign companies, governments and international organizations.
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity securities, investment
                         grade fixed income and money market securities.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts over the life of the respective securities; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market-0.50%; U.S. Government Securities and Intermediate Income Securities-0.65%; Dividend Growth and Utilities-0.75%; American Value, Capital Growth and Strategist-0.85%; and Global Equity-1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

For the period January 1, 1996 through July 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At January 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the six months ended January 31, 1997 were as follows:

                                               U.S. GOVERNMENT SECURITIES            OTHER
                                               --------------------------  --------------------------
                                                                SALES/                      SALES/
                                                PURCHASES    PREPAYMENTS    PURCHASES     MATURITIES
                                               ------------  ------------  ------------  ------------
Liquid Asset.................................  $180,442,813  $179,162,748  $242,226,110  $265,864,628
U.S. Government Money Market.................   360,889,063   360,351,000       --            --
U.S. Government Securities...................     7,654,139     5,599,701       --            --
Intermediate Income Securities...............     1,698,539     2,182,105     1,216,181       598,195
American Value...............................     1,055,258       844,033    48,802,616    48,226,190
Capital Growth...............................       --             11,685     1,898,675     1,678,168
Dividend Growth..............................       --            --         19,638,456    15,329,898
Utilities....................................       --            --          2,958,338     4,695,473
Value-Added Market...........................       --             25,783     2,673,436     7,070,141
Global Equity................................       --             41,056     6,894,081     5,232,908
Strategist...................................       897,492       995,672     5,309,127     4,165,415

Included at January 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                       CAPITAL   DIVIDEND
                       GROWTH     GROWTH
                      ---------  ---------
Payable for
 investments
 purchased..........  $  4,793   $ 298,775
                      ---------  ---------
                      ---------  ---------
Receivable for
 investments sold...     --      $  77,922
                      ---------  ---------
                      ---------  ---------

Included in the aforementioned purchases and sales of portfolio securities of Value-Added Market are common stock purchases and sales of Dean Witter Discover & Co., an affiliate of the Investment Manager, of $7,486 and $15,928, respectively, including realized gains of $847.

Included in the aforementioned sales of portfolio securities of Capital Growth are common stock sales of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, in the amount of $41,995, including a realized loss of $2,008.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

For the six months ended January 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

  AMERICAN    CAPITAL   DIVIDEND               GLOBAL
    VALUE     GROWTH     GROWTH    UTILITIES   EQUITY    STRATEGIST
  ---------  ---------  ---------  ---------  ---------  -----------
  $ 18,545   $  647     $23,943    $ 7,840    $  5,809   $    1,289
  ---------  ---------  ---------  ---------  ---------  -----------
  ---------  ---------  ---------  ---------  ---------  -----------

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At January 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

               U.S.
             GOVERNMENT   U.S.     INTERMEDIATE
   LIQUID      MONEY    GOVERNMENT  INCOME    AMERICAN     CAPITAL
    ASSET     MARKET    SECURITIES SECURITIES   VALUE      GROWTH
  ---------  ---------  ---------  ---------  ---------  -----------
  $  4,100   $  800     $ 3,200    $ 2,800    $  4,600   $      130
  ---------  ---------  ---------  ---------  ---------  -----------
  ---------  ---------  ---------  ---------  ---------  -----------

  DIVIDEND              VALUE-ADDED  GLOBAL
   GROWTH    UTILITIES   MARKET     EQUITY    STRATEGIST
  ---------  ---------  ---------  ---------  ---------
  $  6,600   $1,800     $   900    $ 2,600    $  3,900
  ---------  ---------  ---------  ---------  ---------
  ---------  ---------  ---------  ---------  ---------

4. FEDERAL INCOME TAX STATUS

At July 31, 1996, the following Series had approximate net capital loss carryovers which may be used to offset future capital gains to the extent provided by regulations:

                                           AVAILABLE THROUGH JULY 31
                                          ----------------------------
                                           2003       2004      Total
                                          ------     ------     ------
Intermediate Income Securities..........  $ --       $5,700     $5,700
Utilities...............................  62,800     39,200     102,000

Net capital and net currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1996:

  INTERMEDIATE INCOME
       SECURITIES            UTILITIES           GLOBAL EQUITY
  --------------------  --------------------  --------------------
  $          23,110     $             25,929  $             939
            -------                  -------              -----
            -------                  -------              -----

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

At July 31, 1996, the primary reason(s) for temporary book/tax differences were as follows:

                                                                                     CAPITAL LOSS DEFERRALS FROM
                                                         POST-OCTOBER LOSSES                  WASH SALES
                                                    ------------------------------  ------------------------------
Intermediate Income Securities....................                -
American Value....................................                                                -
Capital Growth....................................                                                -
Dividend Growth...................................                                                -
Utilities.........................................                -                               -
Value-Added Market................................                                                -
Global Equity.....................................                -                               -
Strategist........................................                                                -

Additionally, Global Equity had temporary book/tax differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Series may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Global Equity is also permitted to write covered call options on securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Series bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET     NET
             YEAR                VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
            ENDED              BEGINNING    INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
           JULY 31             OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)                        $    1.00    $ 0.02        $--           $ 0.02        $(0.02)        $--            $(0.02)
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT MONEY MARKET
1993(2)                             1.00     --   ++      --             --           --             --             --
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT SECURITIES
1993(3)                            10.00      0.19          0.07          0.26         (0.20)        --              (0.20)
1994                               10.06      0.44         (0.50)        (0.06)        (0.44)        --              (0.44)
1995                                9.56      0.56          0.15          0.71         (0.56)        --              (0.56)
1996                                9.71      0.55         (0.12)         0.43         (0.55)        --              (0.55)
1997*                               9.59      0.29          0.17          0.46         (0.29)         (0.02)         (0.31)
INTERMEDIATE INCOME SECURITIES
1993(4)                            10.00      0.19         (0.02)         0.17         (0.19)        --              (0.19)
1994                                9.98      0.60         (0.57)         0.03         (0.60)        --              (0.60)
1995                                9.41      0.61          0.22          0.83         (0.61)        --              (0.61)
1996                                9.63      0.59         (0.21)         0.38         (0.59)         (0.01)         (0.60)
1997*                               9.41      0.27          0.11          0.38         (0.27)        --              (0.27)
AMERICAN VALUE
1993(5)                            10.00      0.06         (0.01)         0.05        --             --             --
1994                               10.05      0.03         (0.09)        (0.06)        (0.02)         (0.04)         (0.06)
1995                                9.93      0.14          3.15          3.29         (0.12)        --              (0.12)
1996                               13.10      0.09          1.17          1.26         (0.15)         (1.13)         (1.28)
1997*                              13.08      0.02          2.82          2.84         (0.04)         (1.22)         (1.26)
CAPITAL GROWTH
1993(6)                            10.00     (0.02)        (1.10)        (1.12)       --             --             --
1994                                8.88      0.13          0.45          0.58         (0.04)        --              (0.04)
1995                                9.42      0.10          1.77          1.87         (0.12)        --              (0.12)
1996                               11.17      0.07          1.55          1.62         (0.11)         (0.07)         (0.18)
1997*                              12.61      0.00          2.29          2.29         (0.01)         (0.32)         (0.33)

---------------------
    *      For the six months ended January 31, 1997 (unaudited).
   ++      After application of the Fund's expense limitation.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes dividends from net investment income of $0.004 per share.
Commencement of operations:
   (1)     December 30, 1992.
   (2)     January 20, 1993.
   (3)     January 8, 1993.
   (4)     January 12, 1993.
   (5)     February 1, 1993.
   (6)     February 2, 1993.
   (a)     Not annualized.
   (b)     Annualized.
   (c)     Restated.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                                           ASSETS                    ASSETS
                                                                    (BEFORE EXPENSES WERE     (AFTER EXPENSES WERE
                                                                          ASSUMED)                  ASSUMED)
                                                                   -----------------------   -----------------------
                                                       NET ASSETS                 NET                       NET
                               NET ASSET    TOTAL        END OF                INVESTMENT                INVESTMENT    PORTFOLIO
                               VALUE END  INVESTMENT     PERIOD                  INCOME                    INCOME      TURNOVER
                               OF PERIOD   RETURN+      (000'S)    EXPENSES      (LOSS)      EXPENSES      (LOSS)        RATE
                               -------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)                         $  1.00      1.77%(a)   $ 1,081     1.30%(b)       0.53%(b)   0.14%(b)       3.02%(b)     N/A
1994                               1.00      3.48         1,524     2.50++         0.99       --             3.49         N/A
1995                               1.00      5.90        35,631     1.16           4.96       --             6.12         N/A
1996                               1.00      5.44        42,753     0.65           5.05       0.33           5.37         N/A
1997*                              1.00      2.28(a)     19,985     0.94(b)        4.48(b)    0.94(b)        4.48(b)      N/A
U.S. GOVERNMENT MONEY MARKET
1993(2)                            1.00      0.42(a)        125     2.50++ (b)     (0.95) (b)  2.13(b)       0.83(b)      N/A
1994                               1.00      3.52           555     2.50++         0.82       --             3.32         N/A
1995                               1.00      5.86        10,695     2.50++         3.62       --             6.12         N/A
1996                               1.00      5.23         6,628     0.82           4.75       0.37           5.21         N/A
1997*                              1.00      2.22(a)      7,398     1.08(b)        4.24(b)    1.00(b)        4.32(b)      N/A
U.S. GOVERNMENT SECURITIES
1993(3)                           10.06      2.60(a)      1,756     1.81(b)        0.33(b)    0.18(b)        3.66(b)     --
1994                               9.56     (0.69)        2,954     2.50++         1.96       --             4.46(c)       29%
1995                               9.71      7.72         4,209     2.36           3.49       --             5.85          14
1996                               9.59      4.49         8,651     1.48           4.70       0.63           5.55          47
1997*                              9.74      4.68(a)     10,394     1.52(b)        5.09(b)    1.00(b)        5.61(b)       55(a)
INTERMEDIATE INCOME SECURITIES
1993(4)                            9.98      1.67(a)        182     2.50++ (b)      1.00(b)   1.62(b)        3.50(b)     --
1994                               9.41      0.26           460     2.50++         3.64       --             6.14          40
1995                               9.63      9.22           994     2.50++         4.08       --             6.58          37
1996                               9.41      3.95         4,172     1.58           5.01       0.72           5.87         142
1997*                              9.52      4.06(a)      4,591     1.43(b)        5.09(b)    1.00(b)        5.52(b)       36(a)
AMERICAN VALUE
1993(5)                           10.05      0.50(a)        308     2.50++ (b)     (0.66) (b)  0.74(b)       1.10(b)      121(a)
1994                               9.93     (0.59)        6,841     2.50++        (0.81)      --             1.69         136
1995                              13.10     33.48        22,581     1.42           0.39       --             1.81         234
1996                              13.08      9.83        40,321     1.18           0.23       0.65           0.76         301
1997*                             14.66     22.41(a)     43,235     1.08(b)        0.04(b)    1.00(b)        0.12(b)      117(a)
CAPITAL GROWTH
1993(6)                            8.88    (11.20) (a)      135     2.50++ (b)     (1.01) (b)  1.97(b)      (0.47) (b)      2(a)
1994                               9.42      6.57           215     2.50++        (0.98)      --             1.52          11
1995                              11.17     20.08           678     2.50++        (1.07)      --             1.43          20
1996                              12.61     14.58         1,988     2.50++        (1.24)      0.76           0.50          68
1997*                             14.57     18.36(a)      2,661     2.28(b)       (1.41) (b)  1.00(b)       (0.13) (b)     78(a)


                                 AVERAGE
                                COMMISSION
                                RATE PAID

LIQUID ASSET
1993(1)                            N/A
1994                               N/A
1995                               N/A
1996                               N/A
1997*                              N/A
U.S. GOVERNMENT MONEY MARKET
1993(2)                            N/A
1994                               N/A
1995                               N/A
1996                               N/A
1997*                              N/A
U.S. GOVERNMENT SECURITIES
1993(3)                            N/A
1994                               N/A
1995                               N/A
1996                               N/A
1997*                              N/A
INTERMEDIATE INCOME SECURITIES
1993(4)                            N/A
1994                               N/A
1995                               N/A
1996                               N/A
1997*                              N/A
AMERICAN VALUE
1993(5)                           --
1994                              --
1995                              --
1996                            0.0543
1997*                           0.0573
CAPITAL GROWTH
1993(6)                           --
1994                              --
1995                              --
1996                            0.0536
1997*                           0.0582

---------------------
 *   For the six months ended January 31, 1997 (unaudited).
++   After application of the Fund's expense limitation.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes dividends from net investment income of $0.004 per share.
(1)  December 30, 1992.
(2)  January 20, 1993.
(3)  January 8, 1993.
(4)  January 12, 1993.
(5)  February 1, 1993.
(6)  February 2, 1993.
(a)  Not annualized.
(b)  Annualized.
(c)  Restated.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET
             YEAR                VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
            ENDED              BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
           JULY 31             OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1993(1)                        $   10.00    $ 0.13        $ 0.58        $ 0.71        $(0.10)        $--            $(0.10)
1994                               10.61      0.28          0.37          0.65         (0.23)         (0.01)         (0.24)
1995                               11.02      0.34          2.13          2.47         (0.31)         (0.10)         (0.41)
1996                               13.08      0.32          1.76          2.08         (0.36)         (0.19)         (0.55)
1997*                              14.61      0.17          2.54          2.71         (0.23)         (0.52)         (0.75)
UTILITIES
1993(2)                            10.00      0.19          1.30          1.49         (0.14)        --              (0.14)
1994                               11.35      0.37         (0.95)        (0.58)        (0.34)         (0.01)         (0.35)
1995                               10.42      0.42          0.80          1.22         (0.37)         (0.02)         (0.39)
1996                               11.25      0.38          0.61          0.99         (0.45)        --              (0.45)
1997*                              11.79      0.49          1.10          1.59         (0.46)        --              (0.46)
VALUE-ADDED MARKET
1993(3)                            10.00      0.05          0.02          0.07         (0.04)        --              (0.04)
1994                               10.03      0.24          0.65          0.89         (0.11)        --              (0.11)
1995                               10.81      0.21          2.16          2.37         (0.26)         (0.12)         (0.38)
1996                               12.80      0.25          1.17          1.42         (0.22)         (0.07)         (0.29)
1997*                              13.93      0.15          2.48          2.63         (0.25)         (0.63)         (0.88)
GLOBAL EQUITY
1993(2)                            10.00      0.07         (0.03)         0.04        --             --             --
1994                               10.04      0.08          0.58          0.66         (0.05)        --              (0.05)
1995                               10.65      0.14          0.49          0.63         (0.11)        --              (0.11)
1996                               11.17      0.09          0.71          0.80         (0.18)        --              (0.18)
1997*                              11.79      0.02          0.93          0.95         (0.06)         (0.32)         (0.38)
STRATEGIST
1993(1)                            10.00      0.06         (0.23)        (0.17)       --             --             --
1994                                9.83      0.23         (0.20)         0.03         (0.13)        --              (0.13)
1995                                9.73      0.24          1.49          1.73         (0.18)        --              (0.18)
1996                               11.28      0.25          1.63          1.88         (0.34)         (0.22)         (0.56)
1997*                              12.60      0.19          1.55          1.74         (0.28)         (0.48)         (0.76)

---------------------
    *      For the six months ended January 31, 1997 (unaudited).
   ++      After application of the Fund's expense limitation.
    +      Calculated based on the net asset value as of the last business day of the period.
Commencement of operations:
   (1)     January 7, 1993.
   (2)     January 8, 1993.
   (3)     February 1, 1993.
   (a)     Not annualized.
   (b)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                                           ASSETS                    ASSETS
                                                                    (BEFORE EXPENSES WERE     (AFTER EXPENSES WERE
                                                                          ASSUMED)                  ASSUMED)
                                                                   -----------------------   -----------------------
                                                       NET ASSETS                 NET                       NET
                               NET ASSET    TOTAL        END OF                INVESTMENT                INVESTMENT    PORTFOLIO
                               VALUE END  INVESTMENT     PERIOD                  INCOME                    INCOME      TURNOVER
                               OF PERIOD   RETURN+      (000'S)    EXPENSES      (LOSS)      EXPENSES      (LOSS)        RATE
                               -------------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1993(1)                         $ 10.61      7.11%(a)   $ 2,417     2.50++%(b)      0.61%(b)  0.16%(b)       2.89%(b)       7%(a)
1994                              11.02      6.13        12,821     1.51           1.78       --             3.29          13
1995                              13.08     23.07        35,404     1.14           2.34       --             3.48          29
1996                              14.61     16.09        69,763     1.00           2.07       0.63           2.44          18
1997*                             16.57     18.70(a)     86,831     0.93(b)        2.04(b)    0.93(b)        2.04(b)       19(a)
UTILITIES
1993(2)                           11.35     14.98(a)      1,334     2.50++ (b)      1.59(b)   0.30(b)        3.79(b)        8(a)
1994                              10.42     (5.23)        3,860     2.50++         1.62       --             4.14           5
1995                              11.25     12.16         5,380     1.91           2.41       --             4.32          24
1996                              11.79      8.76         7,593     1.52           2.31       0.62           3.20          17
1997*                             12.92     11.19(a)      5,825     1.72(b)        1.80(b)    1.00(b)        2.52(b)       44(a)
VALUE-ADDED MARKET
1993(3)                           10.03      0.71(a)        640     2.50++ (b)     (0.16) (b)  0.92(b)       1.42(b)        1(a)
1994                              10.81      8.89         5,133     1.82           0.70       --             2.53           8
1995                              12.80     22.65        14,080     1.22           1.33       --             2.55           7
1996                              13.93     11.19        20,379     0.78           1.58       0.47           1.89           8
1997*                             15.68     19.12(a)     18,956     0.80(b)        1.34(b)    0.80(b)        1.34(b)       15(a)
GLOBAL EQUITY
1993(2)                           10.04      0.40(a)        322     2.50++ (b)     (0.90) (b)  1.00(b)       1.77(b)     --
1994                              10.65      6.54         2,020     2.50++         0.09       --             2.41           8
1995                              11.17      6.08         7,286     2.25           0.48       --             2.73          55
1996                              11.79      7.26        11,685     1.73          (0.15)      0.66           0.92          95
1997*                             12.36      8.11(a)     15,253     1.60(b)       (0.18) (b)  1.00(b)        0.42(b)       42(a)
STRATEGIST
1993(1)                            9.83     (1.70) (a)      551     2.50++ (b)     (0.19) (b)  0.64(b)       1.67(b)       26(a)
1994                               9.73      0.12         1,276     2.50++         0.70       --             3.20          57
1995                              11.28     18.21         6,759     2.14           1.97       --             4.11         115
1996                              12.60     16.97        17,496     1.61           1.92       0.66           2.86         113
1997*                             13.58     14.01(a)     21,072     1.45(b)        2.50(b)    1.00(b)        2.95(b)       30(a)


                                 AVERAGE
                                COMMISSION
                                RATE PAID

DIVIDEND GROWTH
1993(1)                           --
1994                              --
1995                              --
1996                            0.0526
1997*                           0.0526
UTILITIES
1993(2)                           --
1994                              --
1995                              --
1996                            0.0508
1997*                           0.0498
VALUE-ADDED MARKET
1993(3)                           --
1994                              --
1995                              --
1996                            0.0300
1997*                           0.0300
GLOBAL EQUITY
1993(2)                           --
1994                              --
1995                              --
1996                            0.0500
1997*                           0.0424
STRATEGIST
1993(1)                           --
1994                              --
1995                              --
1996                            0.0525
1997*                           0.0552

---------------------
 *   For the six months ended January 31, 1997 (unaudited).
++   After application of the Fund's expense limitation.
 +   Calculated based on the net asset value as of the last business day of the period.
(1)  January 7, 1993.
(2)  January 8, 1993.
(3)  February 1, 1993.
(a)  Not annualized.
(b)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES                                                SEMIANNUAL REPORT
Michael Bozic                                            JANUARY 31, 1997
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire                                   DEAN WITTER
Dr. Manuel H. Johnson                           RETIREMENT SERIES
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Barry Fink
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Thomas F. Caloia
TREASURER

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.